EXHIBIT 10.1

                                                               [CONFORMED COPY]








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                                CREDIT AGREEMENT
                            dated as of June 18, 1998

                                      among

                        ALLIED WASTE NORTH AMERICA, INC.

                          ALLIED WASTE INDUSTRIES, INC.

                                 CERTAIN LENDERS

                           CREDIT SUISSE FIRST BOSTON
                                       and
                       GOLDMAN SACHS CREDIT PAaRTNERS L.P.,
                            as Co-Syndication Agents


                                 CITIBANK, N.A.,
                                 as Issuing Bank

                                       and

                               CITICORP USA, INC.,
                             as Administrative Agent



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


                                TABLE OF CONTENTS
                  This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only.
                                                                        Page

                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

         Section 1.01. Certain Defined Terms..............................2
         Section 1.02. Computation of Time Periods.......................28
         Section 1.03. Accounting Terms; Changes in GAAP.................28

                                   ARTICLE II
                        AMOUNTS AND TERMS OF THE ADVANCES
                            AND THE LETTERS OF CREDIT

         Section 2.01. The Advances......................................29
         Section 2.02. Making the Advances...............................30
         Section 2.03. Repayment.........................................31
         Section 2.04. Termination or Reduction of the Commitments.......32
         Section 2.05. Prepayments, Etc..................................32
         Section 2.06. Interest..........................................34
         Section 2.07. Fees..............................................35
         Section 2.08. Conversion and Continuation of Advances...........36
         Section 2.09. Increased Costs, Illegality, Etc..................37
         Section 2.10. Payments and Computations.........................38
         Section 2.11. Taxes.............................................40
         Section 2.12. Sharing of Payments, Etc..........................42
         Section 2.13. Letters of Credit.................................43
         Section 2.14. Replacement of Lender.............................47

                                   ARTICLE III
                              CONDITIONS OF LENDING

         Section 3.01. Initial Extensions of Credit......................48
         Section 3.02. Conditions Precedent to Each Borrowing and
                         Issuance........................................50
         Section 3.03. Determinations Under Section 3.01.................51

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         Section 4.01. Organization; Powers..............................51
         Section 4.02. Authorization.....................................51
         Section 4.03. Enforceability....................................52
         Section 4.04. Governmental Approvals............................52
         Section 4.05. Financial Statements..............................53
         Section 4.06. No Material Adverse Change........................53
         Section 4.07. Title to Properties; Possession Under Leases......53
         Section 4.08. Subsidiaries; Other Equity Investments............53
         Section 4.09. Litigation; Compliance with Laws..................54
         Section 4.10. Agreements........................................54
         Section 4.11. Federal Reserve Regulations.......................54
         Section 4.12. Investment Company Act; Public Utility
                         Holding Company Act.............................55
         Section 4.13. Tax Returns.......................................55
         Section 4.14. No Material Misstatements.........................55
         Section 4.15. Employee Benefit Plans............................55
         Section 4.16. Environmental Matters.............................55
         Section 4.17. Insurance.........................................56
         Section 4.18. Labor Matters.....................................56
         Section 4.19. Solvency..........................................57
         Section 4.20. Intellectual Property.............................57
         Section 4.21. Year 2000.........................................57

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

         Section 5.01. Existence; Businesses and Properties..............58
         Section 5.02. Insurance.........................................58
         Section 5.03. Obligations and Taxes.............................59
         Section 5.04. Financial Statements, Reports, etc................59
         Section 5.05. Litigation and Other Notices......................61
         Section 5.06. Employee Benefits.................................61
         Section 5.07. Maintaining Records; Access to Properties
                         and Inspections.................................61
         Section 5.08. Environmental Laws................................62
         Section 5.09. Preparation of Environmental Reports..............62
         Section 5.10. Further Assurances................................63
         Section 5.11. Compliance with Terms of Leaseholds...............64
         Section 5.12. Performance of Material Agreements................64
         Section 5.13. Junior Indebtedness...............................65
         Section 5.14. Inactive Subsidiaries.............................65
         Section 5.15. Year 2000.........................................65

                                   ARTICLE VI
                               NEGATIVE COVENANTS

         Section 6.01. Indebtedness......................................65
         Section 6.02. Liens.............................................65
         Section 6.03. No Other Negative Pledge..........................67
         Section 6.04. Sale and Lease-Back Transactions..................67
         Section 6.05. Investments, Loans and Advances...................68
         Section 6.06. Mergers, Consolidations, Sales of Assets
                         and Acquisitions................................70
         Section 6.07. Dividends and Distributions; Restrictions
                         on Ability of Subsidiaries to Pay
                         Dividends; Preferred Stock......................71
         Section 6.08. Transactions with Affiliates......................73
         Section 6.09. Business of Allied, Company and Subsidiaries......73
         Section 6.10. Other Indebtedness and Agreements.................73
         Section 6.11. Capital Expenditures..............................74
         Section 6.12. Financial Covenants...............................74




                                   ARTICLE VII
                                EVENTS OF DEFAULT

         Section 7.01. Events of Default.................................75
         Section 7.02. Actions in Respect of the Letters of
                         Credit Upon Default.............................77

                                  ARTICLE VIII
                            THE ADMINISTRATIVE AGENT

         Section 8.01. Authorization and Action..........................78
         Section 8.02. Administrative Agent's Reliance, Etc..............78
         Section 8.03. CUSA and Affiliates...............................79
         Section 8.04. Lender Credit Decision............................79
         Section 8.05. Indemnification...................................79
         Section 8.06. Collateral Duties.................................80
         Section 8.07. Successor Administrative Agent....................80
         Section 8.08. Co-Syndication Agents and other Titles............81

                                   ARTICLE IX
                                  THE GUARANTEE

         Section 9.01. The Guarantee.....................................81
         Section 9.02. Obligations Unconditional.........................82
         Section 9.03. Reinstatement.....................................85
         Section 9.04. Subrogation.......................................85
         Section 9.05. Remedies..........................................85
         Section 9.06. Instrument for the Payment of Money...............85
         Section 9.07. Continuing Guarantee..............................86
         Section 9.08. Rights of Contribution............................86
         Section 9.09. General Limitation on Guarantee Obligations.......86

                                    ARTICLE X
                                  MISCELLANEOUS

         Section 10.01. Amendments, Consents, Etc........................87
         Section 10.02. Notices, Etc.....................................88
         Section 10.03. No Waiver; Remedies..............................89
         Section 10.04. Costs, Expenses and Indemnification..............89
         Section 10.05. Right of Setoff..................................90
         Section 10.06. Governing Law; Submission to Jurisdiction........91
         Section 10.07. Assignments and Participations...................91
         Section 10.08. Execution in Counterparts........................94
         Section 10.09. No Liability of the Issuing Banks................94
         Section 10.10. Confidentiality..................................95
         Section 10.11. WAIVER OF JURY TRIAL.............................95
         Section 10.12. Survival.........................................95
         Section 10.13. Captions.........................................96
         Section 10.14. Successors and Assigns...........................96

                                    SCHEDULES

Schedule I                     Subsidiary Guarantors
Schedule 2.01                  List of Commitments
Schedule 2.13                  Existing Letters of Credit
Schedule 4.08                  Subsidiaries; other Equity Investments;
                               Inactive Subsidiaries
Schedule 4.09                  Litigation
Schedule 4.16                  Environmental Matters
Schedule 4.17                  Insurance
Schedule 6.02                  Liens


                                    EXHIBITS

EXHIBIT A-1.......         Form of Revolving Credit Note
EXHIBIT A-2.......         Form of Term Note
EXHIBIT B-1.......         Form of Pledge Agreement
EXHIBIT B-2.......         Form of Security Agreement
EXHIBIT C.........         Form of Notice of Borrowing
EXHIBIT D-1.......         Form of Opinion of Counsel to the Obligors
EXHIBIT D-2.......         Form of Opinion of General Counsel of the Company
EXHIBIT E.........         Form of Opinion of Special New York Counsel to CUSA
EXHIBIT F.........         Form of Assignment and Acceptance
EXHIBIT G.........         Form of Assumption Agreement

                                CREDIT AGREEMENT


                  CREDIT AGREEMENT dated as of June 18, 1998 among:

         (1)      ALLIED WASTE NORTH AMERICA, INC., a Delaware corporation
                    (the "Company");

         (2)      ALLIED WASTE INDUSTRIES, INC., a Delaware corporation
                    ("Allied");

         (3) each of the SUBSIDIARY GUARANTORS listed on Schedule I hereto and each Subsidiary of the Company that becomes a "Subsidiary Guarantor" after the date hereof pursuant to Section 5.10 (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with Allied, the "Guarantors"; and the Guarantors collectively with the Company, the "Obligors");

         (4) each of the lenders (the "Initial Lenders") listed on the signature pages hereof;

         (5)      CITIBANK, N.A., as Issuing Bank; and

         (6) CITICORP USA, INC., as administrative agent (together with its successor in such capacity, the "Administrative Agent") for the Lenders and the Issuing Bank hereunder.


                             PRELIMINARY STATEMENTS:

                  Capitalized terms used in these Preliminary Statements and not otherwise defined have the meanings assigned to them in Section 1.01.

                  (a) The Company and the Subsidiary Guarantors are engaged as an integrated group in the business of collecting, processing, recycling and disposing of waste (and in businesses related thereto) and in furnishing the required supplies, services, equipment, credit and other facilities for such integrated operation. The integrated operation requires financing on such a basis that credit supplied to the Company be made available from time to time to the Subsidiary Guarantors, as required for the continued successful operation of the Company and the Subsidiary Guarantors, separately, and the integrated operation as a whole. In that connection, the Obligors have requested that the Lenders extend credit to the Company (to be made available by the Company to the Subsidiary Guarantors) in an aggregate principal or face amount not exceeding $1,100,000,000 to finance the operations of the Company and the Subsidiary Guarantors, to refinance certain existing indebtedness of the Company and the Subsidiary Guarantors, to finance Permitted Acquisitions and Capital Expenditures, for working capital and for other general corporate purposes.

                  (b) To induce the Lenders to extend such credit, the parties hereto propose to enter into this Agreement pursuant to which the Lenders will make loans to the Company and the Issuing Bank (and certain other Lenders) will issue letters of credit for the account of members of the Allied Group; each Guarantor will guarantee the credit so extended; and each of the Obligors will agree to execute and deliver pledge agreements and security agreements providing for security interests and liens to be granted by the Obligors on certain of their respective Properties as collateral security for the obligations of the Obligors to the Lenders and the Administrative Agent hereunder.

                  (c) Each of the Obligors expects to derive benefit, directly or indirectly, from the credit so extended to the Company (in the case of the Company and the Subsidiary Guarantors, both in its separate capacity and as a member of the integrated group), since the successful operation of each of the Company and the Subsidiary Guarantors is dependent on the continued successful performance of the functions of the integrated group as a whole.

                  (d) The Company and Allied entered into a Credit Agreement dated as of December 30, 1996 (the "Original Credit Agreement") with Goldman Sachs Credit Partners L.P., Credit Suisse First Boston, Citibank and the other lenders party thereto providing for extensions of credit to the Obligors, which Credit Agreement was amended and restated pursuant to the Existing Credit Agreement. This Agreement replaces the Original Credit Agreement as amended by the Existing Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:



ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS
Section 1.01.     Certain Defined Terms.
  As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Acquired Business" means (a) any Person at least a majority of the capital stock or other ownership interests of which is acquired after the date hereof by the Company or a Subsidiary of the Company and
         (b) any assets constituting a discrete business or operating unit acquired on or after the date hereof by the Company or a Subsidiary of the Company, in each case in accordance with the terms of this Agreement.

                  "Acquired Indebtedness" means Indebtedness of an Acquired Business outstanding on the date such Acquired Business was acquired by the Company or one of its wholly owned Subsidiaries.

                  "Acquired Revenues" means, with respect to any period, the revenues attributable to Acquired Business during such period, provided that if the Company acquires, directly or indirectly, less than all of the capital stock or other ownership interests of an Acquired Business, only the percentage of revenues of such Acquired Business attributable to the Allied Group's collective interest in such Acquired Business shall be deemed to be "Acquired Revenues" for purposes of this Agreement.

                  "Acquisition Consideration" means, with respect to any acquisition, the aggregate amount of consideration paid by the members of the Allied Group in connection therewith, including, without limitation (but without duplication):

                           (1) the aggregate  amount of cash paid, the aggregate
                  fair market value of non-cash property delivered and the aggregate principal amount of Indebtedness incurred by members of the Allied Group in connection with such acquisition;

                           (2) the aggregate  amount of  Indebtedness  and other
                  liabilities of the Acquired Business assumed by the members of the Allied Group; and

                           (3) the aggregate  amount of  Indebtedness  and other
                  liabilities retained by the Acquired Business,

         but in any event excluding (x) common stock, Preferred Stock (other than Cash-Pay Preferred Stock) and other Non-Cash-Pay equity interests issued by Allied in connection with such acquisition; (y) payment obligations of members of the Allied Group based on post-acquisition performance of the Acquired Business and (z) liabilities for which members of the Allied Group have received indemnification or other financial assurances from or on behalf of the transferor (so long as the obligors on such indemnification or other financial assurances are, in the reasonable opinions of the Administrative Agent and the Company, creditworthy).

                  "Administrative Agent" has the meaning specified in the recital of parties to this Agreement.

                  "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent at Citibank at its office at 2 Penns Way, Suite 200, New Castle, Delaware, 19720, Account No. 36852248, Attention: John Williams (or his successor), or such other account maintained by the Administrative Agent as may be designated by the Administrative Agent in a written notice to the Lenders, the Issuing Bank and the Company.

                  "Administrative Questionnaire" means an administrative questionnaire in a form supplied by the Administrative Agent.

                  "Advance" means a Revolving Credit Advance or a Term Advance.

                  "Affiliate" means, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "Allied" has the meaning specified in the recital of parties to this Agreement.

                  "Allied Group" means, collectively, Allied and Allied's Subsidiaries (including, without limitation, the Company and the Company's Subsidiaries), and a "member" of the Allied Group means Allied and each of Allied's Subsidiaries.

                  "Allied Senior Notes" means the 11.30% Senior Discount Notes due 2007 of Allied in an aggregate principal amount at maturity of $418,000,000.

                  "Allied Senior Notes Indenture" means the Indenture dated as of May 15, 1997 among Allied and U.S. Bank Trust National Association, as trustee, relating to the Allied Senior Notes, as from time to time amended.

                  "Allied Waste Senior Subordinated Notes" means the 10-1/4% Senior Subordinated Notes due 2006 issued by the Company on December 5, 1996, in an aggregate principal amount of $525,000,000.

                  "Allied Waste Senior Subordinated Notes Indenture" means the Indenture dated as of December 1, 1996 among the Company, Allied, the Subsidiaries of Allied party thereto and U.S. Bank Trust National Association, as trustee, as from time to time amended.

                  "Applicable Commitment Fee Rate" means 0.50% per annum; provided that (so long as no Event of Default shall have occurred and be continuing):

                           (1) the Applicable Commitment Fee Rate shall be 0.25%
                  per annum during the first Pricing Period; and

                           (2) if for any Rolling  Period ending on or after the
                  Closing Date the Leverage Ratio as at the end of such Rolling Period shall be within any of the ranges specified in the schedule below, then, subject to the delivery to the Administrative Agent of the Certified Financial Statements with respect to the fiscal year, or fiscal quarter, ending on the last day of such Rolling Period prior to the date by which such Certified Financial Statements are required to be so delivered, the "Applicable Commitment Fee Rate" for the related Pricing Period shall be changed to the percentage per annum set forth opposite the reference to such range in such schedule:

                                                                 Applicable
                  Range of Leverage Ratio                   Commitment Fee Rate

                  Greater than or equal to 4.75 to 1.00          0.500%

                  Greater than or equal to 4.25 to 1.00
                    but less than 4.75 to 1.00                   0.375%

                  Greater than or equal to 3.50 to 1.00
                    but less than 4.25 to 1.00                   0.250%

                  Less than 3.50 to 1.00                         0.200%

                  "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

                  "Applicable Letter of Credit Fee Rate" means, at any time, a rate per annum equal to the Applicable Margin for Eurodollar Rate Advances in effect at such time.

                  "Applicable Margin" means (a) with respect to all Base Rate Advances, 0.500% per annum and (b) with respect to all Eurodollar Rate Advances, 1.750% per annum; provided that (so long as no Event of Default shall have occurred and be continuing):

                           (1) during the first Pricing  Period,  the Applicable
                  Margin with respect to all Base Rate Advances will be 0.00% per annum and the Applicable Margin with respect to all Eurodollar Rate Advances will be 1.125% per annum; and

                           (2) if for any Rolling  Period ending on or after the
                  Closing Date the Leverage Ratio as at the end of such Rolling Period shall be within any of the ranges specified in the schedule below, then, subject to the delivery to the Administrative Agent of the Certified Financial Statements with respect to the fiscal year, or fiscal quarter, ending on the last day of such Rolling Period prior to the date by which such Certified Financial Statements are required to be so delivered, the "Applicable Margin" for the related Pricing Period shall be changed to the percentage per annum set forth opposite the reference to such range in such schedule:


                                                                 Applicable Margin (% p.a.)


                  Range of Leverage Ratio                     Base Rate      Eurodollar Rate
                                                               Advances          Advances

                  Greater than or equal to 4.75 to 1.00         0.500%         1.750%

                  Greater than or equal to 4.25 to 1.00
                     but less than 4.75 to 1.00                 0.250%         1.500%

                  Greater than or equal to 3.50 to 1.00
                     but less than 4.25 to 1.00                 0.000%         1.125%

                  Less than 3.50 to 1.00                        0.000%         0.750%


                  "Asset Sale" means any sale, lease, assignment, transfer or other disposition of any property (whether now owned or hereafter acquired, whether in one transaction or a series of related transactions and whether by way of merger or otherwise) by any member of the Allied Group, including, without limitation, any such sale, assignment, transfer or other disposition of any capital stock or other ownership interests of any of Allied's Subsidiaries.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 10.07 and in substantially the form of Exhibit F.

                  "Assumption Agreement" means an assumption agreement between a Specified Subsidiary and the Administrative Agent in substantially the form of Exhibit G.

                  "Available Amount" of any Letter of Credit means the maximum amount available to be drawn under such Letter of Credit (assuming compliance with all conditions to drawing specified therein).

                  "Bankruptcy Code" means Title 11 of the United States Code, as from time to time amended.

                  "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate and (b) 0.50% per annum above the Federal Funds Rate. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

                  "Base Rate Advance" means an Advance that bears interest as provided in Section 2.06(a)(i).

                  "Borrowing" means a Revolving Credit Borrowing or a Term Borrowing.

                  "Business Day" means any day on which banks are not required or authorized to close in New York City and Phoenix, Arizona, and, if such Business Day relates to a Eurodollar Rate Advance, on which dealings are carried on in the London interbank market.

                  "Capital Expenditures" means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made by Allied or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs unless such repairs are required to be capitalized in accordance with GAAP) during such period computed in accordance with GAAP; provided that Capital Expenditures shall not include (a) expenditures classified as Permitted Acquisitions, (b) expenditures made by an Acquired Business prior to the time such Acquired Business was acquired by the Company or any of its Subsidiaries pursuant to a Permitted Acquisition or (c) expenditures made with the proceeds of condemnation awards or insurance for fixed assets, plant and equipment.

                  "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Cash-Pay Preferred Stock" means Preferred Stock (1) that requires periodic payment of cash dividends or (2) that the issuer thereof has undertaken to redeem for cash at a fixed or determinable date or dates prior to the Maturity Date, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (3) is redeemable for cash on any date prior to the Maturity Date at the option of the holder thereof.

                  "Casualty Event" means, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking of, such property for which such Person or any of its Subsidiaries receives insurance proceeds, proceeds of a condemnation award or other compensation.

                  "Certified Financial Statements" means the certified financial statements required to be delivered to the Administrative Agent with respect to a fiscal year pursuant to Section 5.04(a) or with respect to a fiscal quarter pursuant to Section 5.04(b), in each case setting forth, inter alia, a calculation of the Leverage Ratio as at the last day of such fiscal year or fiscal quarter, as the case may be.

                  "Change in Control" means:

                  (a) any Person or group (within the meaning of Rule 13d-5 promulgated under the Securities Exchange Act of 1934 as in effect on the date hereof) shall have acquired directly or indirectly, beneficial ownership of shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Allied;

                  (b) Allied is merged, consolidated or reorganized into or with another corporation or other Person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then outstanding securities of the corporation or other Person that is the survivor of such merger, consolidation or reorganization immediately after such transaction is held in the aggregate by the holders of Allied Voting Stock immediately prior to such transaction (where "Allied Voting Stock" means outstanding securities of Allied entitled to vote generally in the election of directors of Allied); or

                  (c) a majority of the seats (other than vacant seats) on the board of directors of Allied shall at any time be occupied by Persons who were neither nominated by the board of directors of Allied nor appointed by directors so nominated; or

                  (d) any change in control (or similar event, however denominated) with respect to Allied shall occur under and as defined in any indenture or agreement in respect of Indebtedness in an aggregate principal amount in excess of $50,000,000; or

                  (e) Allied shall cease to own and control, directly, beneficially and of record, 100% of the outstanding capital stock of the Company, free and clear of all Liens (other than Liens under the Pledge Agreement).

                  "Citibank" means Citibank, N.A., a national banking association, and its successors.

                  "Closing Date" means the date upon which the initial extension of credit hereunder is made.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "Collateral"  means  all  "Collateral"   referred  to  in  the
         Security Documents and all other property that is subject to any Lien created by any Security Document in favor of the Administrative Agent.

                  "Commitment" means a Revolving Credit Commitment or a Term Commitment.

                  "Company" has the meaning specified in the recital of parties to this Agreement.

                  "Company's Account" means the account of the Company maintained with Citibank, at its office at 399 Park Avenue, New York, New York 10043, Account No. 40762931; or such other account maintained by the Company with Citibank and designated by the Company in a written notice to the Administrative Agent.

                  "Confidential Information" means information identified as being confidential that a member of the Allied Group furnishes to the Administrative Agent, the Issuing Bank or any Lender, but does not include any such information once such information has become generally available to the public or once such information has become available to the Administrative Agent, the Issuing Bank or any Lender from a source other than a member of the Allied Group (unless, in either case, such information becomes so available as a result of the breach by the Administrative Agent, the Issuing Bank or a Lender of its duty of confidentiality set forth in Section 10.10).

                  "Confidential Information Memorandum" means the Confidential Information Memorandum of the Company dated May 1998.

                  "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

                  "Consolidated EBITDA" shall mean, for any period, the sum, for Allied and its Subsidiaries (determined on a Consolidated basis without duplication in accordance with GAAP), of the following:

                           (a) net operating  income  (calculated  before taxes,
                  Consolidated Interest Expense and income or loss attributable to equity in Affiliates that are not Subsidiaries of Allied) for such period plus

                           (b) the sum for such period of the following (in each
                  case to the extent deducted in determining net operating income):

                                    (1)  depreciation and amortization;

                                    (2) the aggregate amount of letter of credit
                           fees accrued during such period;

                                    (3)  all  non-cash   non-recurring   charges
                           during such period, including charges for costs related to Permitted Acquisitions (it being understood that (x) non-cash non-recurring charges shall not include accruals for closure and post-closure liabilities and (y) charges shall be deemed non-cash charges until the period during which cash disbursements attributable to such charges are made, at which point such charges shall be deemed cash charges; provided that, for purposes of this clause (y), the Company shall be required to monitor the actual cash disbursements only for those non-cash charges that exceed $1,000,000 individually or that exceed $10,000,000 in the aggregate in any fiscal year);

                                    (4) all  cash  charges  attributable  to the
                           execution, delivery and performance of the Loan Documents;

                                    (5) all  non-recurring  cash charges related
                           to Permitted Acquisitions and financings (including amendments thereto); and minus

                           (c) all  non-cash  non-recurring  gains  during  such
                  period (to the extent included in determining net operating income for such period).

         If  the  Company  or  any of its  Subsidiaries  acquires  any  Acquired
         Business during any Rolling Period, Consolidated EBITDA for such Rolling Period will be determined on a pro forma basis as if such Acquired Business were acquired on the first day thereof. In determining the pro forma adjustments to Consolidated EBITDA to be made with respect to any Acquired Business for periods prior to the acquisition date thereof, actions taken by the Company and its Subsidiaries prior to the first anniversary of the related acquisition date that result in cost savings with respect to such Acquired Business will be deemed to have been taken on the first day of the Rolling Period for which Consolidated EBITDA is being determined (with the intent that such cost savings be effectively annualized by extrapolation from the demonstrated cost savings since the related acquisition date). Such pro forma adjustments will be subject to delivery to the Administrative Agent of a certificate of a Financial Officer of the Company; such certificates may be delivered with respect to any Acquired Business at any time after the end of the fiscal quarter of the Company following the related acquisition date and may be delivered quarterly (but only once per fiscal quarter with respect to each Acquired Business). Each such certificate shall be accompanied by supporting information and calculations demonstrating the actual cost savings with respect to such Acquired Business and such other information as any Lender, through the Administrative Agent, may reasonably request.

                  "Consolidated Interest Expense" means, for any period, the sum, for Allied and its Subsidiaries (determined on a Consolidated basis without duplication in accordance with GAAP), of the following:

                           (a) all interest in respect of Indebtedness (including the interest component of any payments in respect of Capital Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period), net of interest income; plus

                           (b) the net amount due and  payable (or minus the net
                  amount receivable) under Interest Rate Protection Agreements during such period (whether or not actually paid or received during such period);

         provided that "Consolidated Interest Expense" shall not include any interest expense accrued and not paid in cash in respect of Non-Cash Pay Indebtedness.

                  "Continuation", "Continue" and "Continued" each refers to a continuation of Eurodollar Rate Advances from one Interest Period to the next Interest Period pursuant to Section 2.08.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" shall have meanings correlative thereto.

                  "Conversion", "Convert" and "Converted" each refers to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.08 or 2.09.

                  "Credit Agreement Transactions" means the transactions contemplated by this Agreement and the other Loan Documents (including, without limitation, the execution, delivery and performance by the Obligors of the Loan Documents, the incurrence of liabilities by the Obligors under the Loan Documents and the extensions of credit hereunder) and any actual or proposed use by the Company of any of its Subsidiaries of the proceeds of any of the extensions of credit hereunder.

                  "CUSA" means Citicorp USA, Inc. and its successors.

                  "Default" means any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" in the Administrative Questionnaire of such Lender or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Administrative Agent.

                  "Domestic Subsidiary" means a Subsidiary of the Company organized under the laws of the United States or any state thereof.

                  "Eligible Assignee" means: (a) any Lender or any Affiliate of any Lender; (b) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $1,000,000,000; (c) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having a net worth in excess of $100,000,000; (d) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, so long as such bank is acting through a branch or agency located in the country in which it is organized or another country that is described in this clause (d); (e) the central bank of any country that is a member of the OECD; (f) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $100,000,000; and (g) any other Person (other than an Affiliate of the Company) approved by the Administrative Agent and the Company, such approval not to be unreasonably withheld or delayed.

                  "Environment" means ambient air, surface water and groundwater
         (including potable water, navigable water and wetlands), the land surface or subsurface strata or as otherwise defined in any Environmental Law.

                  "Environmental Claim" means any written accusation, allegation, notice of violation, claim, demand order, directive, cost recovery action or other cause of action by, or on behalf of, any Governmental Authority or any Person for damages, injunctive or equitable relief, personal injury (including sickness, disease or death), Remedial Action costs, tangible or intangible property damage, natural resource damages, nuisance, pollution, any adverse effect on the environment caused by any Hazardous Material, or for fines, penalties or restrictions, resulting from or based upon (a) the threat, the existence, or the continuation of the existence, of a Release (including sudden or non-sudden, accidental or non-accidental Releases), (b) exposure to any Hazardous Material, (c) the presence, use, handling, transportation, storage, treatment or disposal of any Hazardous Material or (d) the violation or alleged violation of any Environmental Law or Environmental Permit.

                  "Environmental Law" means any and all applicable present and future treaties, laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. ss.ss. 9601 et seq. (collectively "CERCLA"), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Action of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. ss.ss. 6901 et seq., the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss.ss. 1251 et seq., the Clean Air Act of 1970, as amended, 42 U.S.C. ss.ss. 7401 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. ss.ss. 2601 et seq., the applicable portions of the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. ss.ss. 651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss.ss. 11001 et seq., the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. ss.ss. 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss. 5101 et seq., and all amendments or regulations promulgated under any of the foregoing.

                  "Environmental Permit" means any permit, approval, authorization, certificate, license, variance, filing or permission required by or from any Government Authority pursuant to any Environmental Law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Company, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                  "ERISA Event" means (a) any "reportable  event", as defined in
         Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan with respect to which notice is required to be given to the PBGC; (b) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (c) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section 412(d) of the Code or Section 303 of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Company or any of its ERISA Affiliates from any Plan or Multiemployer Plan; (f) the receipt by the Company or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or, in the case of the PBGC, to appoint a trustee to administer any Plan; (g) the receipt by the Company or any ERISA Affiliate of any notice concerning the imposition of Withdrawal Liability or a determination that
         Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the occurrence of a "prohibited transaction" with respect to which any member of the Allied Group is a "disqualified person" (within the meaning of Section 4975 of the Code) or with respect to which any member of the Allied Group could otherwise be liable; and (i) any other event or condition with respect to a Plan or Multiemployer Plan that could reasonably be expected to result in liability of any member of the Allied Group.

                  "Eurocurrency   Liabilities"  has  the  meaning  specified  in
         Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" in the Administrative Questionnaire of such Lender or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Administrative Agent.

                  "Eurodollar Rate" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rates per annum at which deposits in U.S. Dollars are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at approximately 10:00 A.M. (New York time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's (or in the case of Citibank, CUSA's) Eurodollar Rate Advance comprising part of such Borrowing (determined without giving effect to any assignments or participations by such Reference Bank) and for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period. The
         Eurodollar Rate for each Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing shall be determined by the Administrative Agent on the basis of applicable rate furnished to and received by the Administrative Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 2.09.

                  "Eurodollar Rate Advance" means an Advance that bears interest as provided in Section 2.06(a)(ii).

                  "Eurodollar Rate Reserve Percentage" for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing means the reserve percentage (if any) applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve
         System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with deposits exceeding $1,000,000,000 with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

                  "Events of Default" has the meaning specified in Section 7.01.

                  "Excluded Period" means, with respect to any additional amount payable under Section 2.09 or 2.13, the period ending 180 days prior to the applicable Lender's delivery of a certificate referenced in Section 2.09(a), 2.09(b) or 2.13(d), as applicable, with respect to such additional amount.

                  "Existing Credit Agreement" means the Amended and Restated Credit Agreement dated as of June 5, 1997 among the Company, Allied, the lenders party thereto, the agents party thereto, and Credit Suisse First Boston, as Administrative Agent, as amended and in effect on the Closing Date.

                  "Existing Letters of Credit" means the letters of credit outstanding under the Existing Credit Agreement on the Closing Date and identified on Schedule 2.13.

                  "Facility" means the Revolving Credit Facility or the Term Facility.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Financial Officer" of any Person means the chief financial officer, chief accounting officer, treasurer or controller of such Person.

                  "Fixed Charges" means, for any period, the sum, for Allied and
         its   Subsidiaries   (determined  on  a   Consolidated   basis  without
         duplication in accordance with GAAP), of the following:

                           (a) all regularly  scheduled payments of principal of
                  Indebtedness   (including  the  principal   component  of  any
                  payments in respect of Capital Lease Obligations, but excluding (1) payments on Indebtedness financed through the incurrence of new Indebtedness or the issuance of Preferred Stock or common stock of Allied and (2) optional prepayments of Advances made pursuant to Section 2.05(a) or mandatory prepayments of Advances made pursuant to Section 2.05(b)) made during such period plus

             (b) Consolidated Interest Expense for such period; plus

                           (c) the aggregate amount of cash taxes paid by members of the Allied Group, on a Consolidated basis, during such period; plus

                           (d) the aggregate  amount of cash  dividends  paid by
                  members of the Allied Group in respect of their common and Preferred Stock (other than (x) cash dividends paid by members of the Allied Group to Allied, the Company or wholly owned Subsidiaries of Allied in accordance with Section 6.07 and (y) cash dividends in respect of Cash-Pay Preferred Stock to the extent the same are included in Consolidated Interest Expense); plus

                           (e) Lease Expense for such period.

                  "Fixed Charges Ratio" means, as at any date, the ratio of (a) Consolidated EBITDA for the Rolling Period ending on or most recently ended prior to such date plus Lease Expense for such Rolling Period to
         (b) Fixed Charges for such Rolling Period.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the date of, and used in, the preparation of the audited financial statements referred to in
         Section 4.05.

                  "Governmental Authority" means any Federal, state, provincial, municipal, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

                  "Guarantee" of or by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

                  "Guaranteed Obligations" has the meaning specified in Section 9.01.

                  "Guarantors" has the meaning specified in the recital of parties to this Agreement.

                  "Hazardous Materials" means all explosive or radioactive substances or wastes; hazardous or toxic substances or wastes; pollutants; and solid, liquid or gaseous wastes, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls ("PCBs") or PCB-containing materials or equipment, radon gas, infectious or medical wastes and all other substances or wastes of any nature to the extent regulated pursuant to any Environmental Law.

                  "Hedging Agreement" means any Interest Rate Protection Agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                  "Inactive Subsidiaries" has the meaning specified in Section 4.08(c).

                  "Indebtedness" of any Person means, without duplication:

                  (a)  all obligations of such Person for borrowed money;

                  (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

                  (c) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person;

                  (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business and waste disposal-based royalties);

                  (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed;

                  (f)  all Guarantees by such Person of Indebtedness of others;

                  (g)  all Capital Lease Obligations of such Person;

                  (h) all net payment obligations of such Person in respect of Interest Rate Protection Agreements and other Hedging Agreements;

                  (i) all obligations of such Person with respect to Cash-Pay Preferred Stock issued by such Person; and

                  (j) all obligations of such Person as an account party in respect of letters of credit and bankers' acceptances.

         The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner.

                  "Indemnified Party" means the Administrative Agent, each Issuing Bank, each Co-Syndication Agent named on the cover page of this Agreement, each Lender and each of their respective Affiliates and their officers, partners, directors, employees, agents and advisors.

                  "Initial Lenders" has the meaning specified in the recital of the parties to this Agreement.

                  "Intellectual Property" has the meaning specified in the Security Agreement.

                  "Interest Expense Coverage Ratio" means, as at any date, the ratio of (a) Consolidated EBITDA for the Rolling Period ending on or most recently ended prior to such date to (b) Consolidated Interest Expense for such Rolling Period.

                  "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Company pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Company pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Company may, upon notice received by the Administrative Agent not later than 10:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided that:

                           (a) with  respect to Term  Advances,  the Company may
                  not select any Interest Period that ends after any Principal Payment Date unless, after giving effect thereto, the aggregate principal amount of Term Advances having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of Term Advances scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date;

                           (b) with respect to Revolving Credit Advances, no Interest Period for any Revolving Credit Advance may end after the Revolving Credit Commitment Termination Date;

                           (c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

                           (d) whenever the first day of any Interest Period occurs on the last day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month), such Interest Period shall end on the last Business Day of the appropriate subsequent calendar month.

                  "Interest Rate Protection Agreement" means any interest rate swap, cap or other agreement satisfactory to the Administrative Agent entered into by the Company that is designed to protect the Company against fluctuations in interest rates and not for speculation.

                  "Issuing Bank" means Citibank, together with its successors in such capacity, and any other Lender (or Affiliate thereof) appointed to issue one or more specific Letters of Credit pursuant to Section 2.13(f).

                  "Junior Indebtedness" means:

                  (a) Indebtedness of members of the Allied Group in respect of the Allied Senior Notes and Allied Waste Senior Subordinated Notes; and

                  (b) Indebtedness of members of the Allied Group the payment of which is contractually subordinated to the obligations of the Obligors hereunder.

                  "L/C Cash Collateral Account" means the "L/C Cash Collateral Account" under the Security Agreement.

                  "L/C Related Documents" means this Agreement and each other agreement or instrument relating to any Letter of Credit, in each case as hereafter amended, supplemented or otherwise modified from time to time.

                  "Lease Expense" means, for any period, for Allied and its Subsidiaries (determined on a Consolidated basis without duplication in accordance with GAAP) the aggregate amount of fixed and contingent rentals payable with respect to operating leases of real and personal property (other than Capital Lease Obligations).


         "Lenders" means the Initial Lenders and each Eligible Assignee that becomes a party hereto pursuant to Section 10.07. When reference is made in this Agreement or any other Loan Document to any "relevant" Lender in connection with either Facility, such reference shall be deemed to refer to a Lender that has a Commitment or outstanding Advances under such Facility. Unless the context clearly indicates otherwise, the term "Lenders" shall include the Issuing Banks.

                  "Letter of Credit" has the meaning specified in Section
         2.13(a).

                  "Letter of Credit Liability" means, at any time, all of the liabilities of the Company to the Issuing Banks in respect of Letters of Credit, whether such liability is contingent or fixed, and shall consist of the sum of (a) the aggregate Available Amount of all Letters of Credit then outstanding plus (b) the aggregate amount that has then been paid by, and has not been reimbursed to, the Issuing Banks under Letters of Credit.

                  "Letter of Credit Sublimit" means $250,000,000.

                  "Leverage Ratio" means, as at any date, the ratio of (a) Total Indebtedness as of such date to (b) Consolidated EBITDA for the Rolling Period ending on or most recently ended prior to such date.

                  "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

                  "Loan Documents" means, collectively, this Agreement, the Notes and the Security Documents.

                  "Margin Stock" has the meaning specified in Regulations U and X.

                  "Material Adverse Effect" means (a) a materially adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of Allied and its Subsidiaries, taken as a whole, (b) a material impairment of the ability of Allied or the Company to perform their respective obligations under the Loan Documents, (c) a material impairment of the ability of the members of the Allied Group, taken as a whole, to perform their collective obligations under the Loan Documents, or (d) a material impairment of the rights of or benefits available to the Administrative Agent and the Lenders under the Loan Documents.

                  "Material Agreement" means an agreement that is material to the conduct of the business of the Company and its Subsidiaries, taken as a whole.

                  "Maturity Date" means June 18, 2003, provided that if such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day.

                  "Moody's" means Moody's Investors Service, Inc. and its successors.

                  "Multiemployer Plan" means a multiemployer plan as defined in
         Section 4001(a)(3) of ERISA.

                  "Net Available Proceeds" means:

                  (a) In the case of any Asset Sale, the aggregate amount of all cash payments as and when received by the members of the Allied Group directly or indirectly in connection with such Asset Sale; provided that:

                           (1) such Net Available  Proceeds  shall be net of (x)
                  the amount of any legal, title and recording tax expenses, commissions and other reasonable fees and expenses (including reasonable expenses of preparing the relevant property for sale) paid by the members of the Allied Group in connection with such Asset Sale, (y) any Federal, state and local income or other taxes estimated in good faith to be payable by the members of the Allied Group as a result of such Asset Sale and
                  (z) the aggregate amount of reserves taken by the members of the Allied Group in accordance with GAAP against indemnification obligations incurred by them in connection with such Asset Sale;

                           (2) such Net Available  Proceeds  shall be net of any
                  repayments of Indebtedness by members of the Allied Group to the extent that (x) such Indebtedness is secured by a Lien on the property that is the subject of such Asset Sale and (y) the transferee of (or holder of a Lien on) such property requires that such Indebtedness be repaid as a condition to the purchase of such property; and

                           (3) in the  case of an  Asset  Sale  consisting  of a
                  substantially contemporaneous exchange (including by way of a substantially contemporaneous purchase and sale) of discrete assets of members of the Allied Group for one or more other assets used for similar purposes, Net Available Proceeds shall be net of cash payments made by members of the Allied Group in connection with such exchange.

                  (b) In the case of any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by members of the Allied Group in respect of such Casualty Event net of (1) reasonable expenses incurred by them in connection therewith, (2) contractually required repayments of Indebtedness to the extent secured by a Lien on the property suffering such Casualty Event and any income and transfer taxes payable by members of the Allied Group in respect of such Casualty Event and (3) amounts promptly applied to or set aside for the repair or replacement of the property suffering such Casualty Event.

                  (c) In the case of any Specified Issuance, the aggregate amount of all cash received by members of the Allied Group in respect of such Specified Issuance, net of:

                           (1)  reasonable expenses incurred by them in
         connection therewith;

                           (2) payments of principal on Junior Indebtedness outstanding on the date of such Specified Issuance and made with proceeds thereof, so long as the terms of the Indebtedness or Cash-Pay Preferred Stock issued as part of such Specified Issuance are no less favorable to the Lenders (as reasonably determined by the Administrative Agent) than the Junior Indebtedness so paid; and

                           (3) payments of  principal  on Acquired  Indebtedness
                  outstanding on the date of such Specified Issuance in an aggregate amount, for such Specified Issuance, not exceeding $25,000,000, so long as the terms of the Indebtedness or Cash-Pay Preferred Stock issued as part of such Specified Issuance are no less favorable to the Lenders (as reasonably determined by the Administrative Agent) than the Acquired Indebtedness so paid.



         "non-appealable" includes, for purposes of Sections 2.11(c), 2.13(e), 7.01(j) and 10.04(b), any judgment as to which all appeals have been taken or as to which the time for taking an appeal shall have expired.

                  "Non-Cash-Pay" means:

                           (a) with respect to any  Preferred  Stock,  that such
                  Preferred Stock is not Cash-Pay Preferred Stock; and

                           (b) with respect to any Indebtedness or equity interest (other than Preferred Stock), that such Indebtedness or equity interest does not require any cash payments to be made thereon prior to the Maturity Date, whether by operation of a sinking fund or otherwise.

                  "Notes" means the Revolving Credit Notes and the Term Notes.

                  "Notice of Borrowing" has the meaning specified in Section 2.02(a).

                  "Notice of Issuance" has the meaning specified in Section 2.13(b)(i).

                  "Obligations" means, collectively, the Guaranteed Obligations, the "Secured Obligations" (as defined in the Pledge Agreement) and the "Secured Obligations" (as defined in the Security Agreement).

                  "Obligors" has the meaning assigned to such term in the recitals of parties to this Agreement.

                  "OECD" means the Organization for Economic Cooperation and Development.

                  "Other Taxes" has the meaning specified in Section 2.11(b).

                  "Permitted Acquisition" has the meaning assigned to such term in Section 6.05(m).

                  "Permitted Call/Option Agreements" means one or more swap, cap, collar or option agreements pursuant to which one or more members of the Allied Group effectively monetize the value of call rights with respect to Junior Indebtedness, so long as such swap, cap, collar or option agreements are designed to protect the members of the Allied Group against increases in the cost to them of calling such Junior Indebtedness and such agreements are not for speculation.

                  "Permitted Capital Expenditures" means:

                  (a) for the fiscal year ending  December 31, 1998,  the sum of
         (1) $200,000,000 plus (2) 25% of Acquired Revenues for the fiscal year ending December 31, 1998 with respect to Acquired Businesses acquired during such fiscal year; and

                  (b) for any fiscal year ending after December 31, 1998, the sum of (1) the amount of Permitted Capital Expenditures for the prior fiscal year plus (2) 25% of Acquired Revenues for the then-current fiscal year with respect to Acquired Businesses acquired during such then-current fiscal year.

                  "Permitted Investments" means:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's or from Moody's;

                  (c) investments in certificates of deposit, banker's acceptances, time deposits and demand deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any state thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

                  (d) demand deposits made in the ordinary course of business and consistent with the Company's customary cash management policy in any domestic office of any commercial bank organized under the laws of the United States of America or any state thereof;

                  (e) insured deposits issued by commercial banks of the type described in clause (d) above;

                  (f) repurchase obligations with a term of not more than 90 days for, and secured by, underlying securities of the types described in clauses (a) through (c) above entered into with a bank meeting the qualifications described in clause (c) above;

                  (g) mutual funds whose investment guidelines restrict such funds' investments primarily to those satisfying the provisions of clauses (a) through (c) above; and

                  (h) other investment instruments approved in writing by the Administrative Agent and offered by financial institutions which have a combined capital and surplus and undivided profits of not less than $500,000,000.

                  "Person" means any individual, corporation (including a business trust), company, voluntary association, partnership, limited liability company, joint venture, trust, unincorporated organization or Governmental Authority or other entity of whatever nature.

                  "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
         Section 412 of the Code or Section 307 of ERISA, and in respect of which the Company or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Pledge Agreement" means a Pledge Agreement substantially in the form of Exhibit B-1 between Allied and the Administrative Agent.

                  "Post-Default Rate" means a rate per annum equal to 2% plus the Applicable Margin plus the Base Rate as in effect from time to time.

                  "Preferred Stock" means, with respect to any corporation, capital stock issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

                  "Pricing Period" means a period from the date on which Certified Financial Statements are delivered to the Administrative Agent until the earlier of (x) the date on which the next Certified Financial Statements are so delivered and (y) the date by which the next Certified Financial Statements are required to be so delivered; provided that the first Pricing Period shall be the period from the Closing Date until the earlier of (1) the delivery of the first Certified Financial Statements to the Administrative Agent and (2) the date by which the Certified Financial Statements for the fiscal quarter ending June 30, 1998 are required to be so delivered.

                  "Principal Payment Date" means June 30, 2001, June 30, 2002 and June 18, 2003, provided that, if any such day is not a Business Day, the relevant Principal Payment Date shall be the immediately preceding Business Day.

                  "Pro Rata Share" of any amount means, with respect to any Lender under either Facility at any time, the product of (a) a fraction the numerator of which is the amount of such Lender's Commitments under such Facility (or, if such Commitments shall have expired or been terminated, the amount of such Lender's Advances under such Facility), and the denominator of which is the aggregate Commitments or Advances, as the case may be, under such Facility at such time, multiplied by (b) such amount.

                  "Properties" has the meaning assigned to such term in Section 4.16.

                  "Quarterly Dates" means March 31, June 30, September 30 and December 31 in each year, the first of which shall be the first such day after the Closing Date, provided that, if any such day is not a Business Day, the relevant Quarterly Date shall be the immediately preceding Business Day.

                  "Reference Banks" means Citibank, Credit Suisse First Boston, BankBoston and Bank One (or their respective Applicable Lending Offices, as the case may be).

                  "Register" has the meaning specified in Section 10.07(c).

                  "Regulation U" and "Regulation X" mean Regulations U and X of the Board of Governors of the Federal Reserve System, respectively, as in effect from time to time.

                  "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the environment.

                  "Relevant  Percentage" means (1) if the Leverage Ratio exceeds
         4.50 to 1.00, 75%; (2) if the Leverage Ratio exceeds 4.00 to 1.00 but does not exceed 4.50 to 1.00, 50%; and (3) if the Leverage Ratio does not exceed 4.00 to 1.00, 0%. For purposes of clauses (1), (2) and (3) above:

                           (x) for  prepayments  under Section  2.05(b)(i)  with
                  respect to any Asset Sale, the Leverage Ratio shall be determined as of the date immediately prior to the date of such Asset Sale;

                           (y) for prepayments  under Section  2.05(b)(ii)  with
                  respect to any Casualty Event, the Leverage Ratio shall be determined as of the date immediately prior to the receipt of the Net Available Proceeds of such Casualty Event; and

                           (z) for prepayments  under Section  2.05(b)(iii) with
                  respect to any Specified Issuance, the Leverage Ratio shall be determined on a pro forma basis after giving effect to such Specified Issuance.

                  "Reliant   Insurance"  means  Reliant  Insurance  Company,  an
         insurance company organized under the laws of the State of Vermont and, as at the Closing Date, a wholly owned Subsidiary of the Company.

                  "Remedial  Action" means (a) "remedial action" as such term is defined  in  CERCLA,  42  U.S.C.  Section  9601(24),  and (b) all other actions required by any Governmental Authority, or voluntarily undertaken by any member of the Allied Group, to: (i) cleanup, remove, treat, abate or in any other way address any Hazardous Material in the environment; (ii) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material so it does not migrate or endanger or threaten to endanger public health, welfare or the environment; or (iii) perform studies and investigations in connection with, or as a precondition to, the actions referred to in clause (i) or
         (ii) above.

                  "Required Lenders" means at any time Lenders owed or holding in the aggregate more than 50% of the sum of (1) the then aggregate unpaid principal amount of the Advances, (2) the then aggregate Unused Revolving Credit Commitments and (3) the then aggregate amount of all outstanding Letter of Credit Liabilities.

                  "Required Period" means:

                  (a) with respect to any Permitted Acquisition having Acquisition Consideration (or the formation of any Specified Subsidiary having assets comprising) less than 2% of Total Assets as at the most recently ended fiscal quarter, the period ending on the last day of the fiscal quarter during which such acquisition or formation occurs; and

                  (b) with respect to any other Permitted Acquisition or the formation of any other Specified Subsidiary, promptly following the occurrence thereof.

                  "Responsible Officer" means any officer of Allied or the Company (including, without limitation, any Financial Officer of Allied or the Company).

                  "Revolving Credit Advance" means an Advance made pursuant to
         Section 2.01(a).

                  "Revolving Credit Borrowing" means a borrowing consisting of simultaneous Revolving Credit Advances of the same Type.

                  "Revolving Credit Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Credit Advances (expressed as the maximum aggregate amount of such Lender's Revolving Credit Advances and the aggregate amount of such Lender's Pro Rata Shares of the Letter of Credit Liabilities that may be outstanding at any time), as such commitment may be (a) reduced from time to time pursuant to Section 2.04 or 2.05 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
         Section 10.07. The initial amount of each Lender's Revolving Credit Commitment is set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Credit Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Credit Commitments is $800,000,000.

                  "Revolving  Credit  Commitment  Termination  Date"  means  the earlier of (a) the Maturity Date and (b) the termination or cancellation of the Revolving Credit Commitments pursuant to the terms of this Agreement.

                  "Revolving   Credit   Facility"  means  the  revolving  credit
         facility provided hereunder in respect of the aggregate Revolving Credit Commitments.

                  "Revolving  Credit  Lender"  means each  Lender  specified  in
         Schedule 2.01 (or in an Assignment and Acceptance pursuant to which it becomes a Lender hereunder) as having a Revolving Credit Commitment and, after the expiration or termination of the Revolving Credit Commitments, each Lenders holding a Revolving Credit Advance.

                  "Revolving Credit Note" means a promissory note of the Company payable to the order of a Lender, in substantially the form of Exhibit A-1, as from time to time amended.

                  "Rolling Period" means any period of four consecutive fiscal quarters of Allied.

                  "Secured Parties" has the meaning assigned to such term in the Security Agreement.

                  "Security Agreement" means a Security Agreement substantially in the form of Exhibit B-2 between the Company, the Subsidiary Guarantors and the Administrative Agent, as from time to time amended.

                  "Security Documents" means the Pledge Agreement, the Security Agreement, each security agreement or other grant of security now or hereafter made by any Obligor to secure any of the Obligations hereunder and under the other Loan Documents, and all Uniform Commercial Code financing statements required by this Agreement or any of the foregoing to be filed with respect to the security interests in personal property created pursuant thereto.

                  "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person,
         (b) the present fair salable value of the assets of such Person on a going concern basis is not less than the amount that will be required to pay the probable liability of such Person on its Indebtedness as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur Indebtedness or liabilities beyond such Person's ability to pay as such Indebtedness and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital. The portion of contingent liabilities of any Person at any time that shall be included for purposes of the above determinations shall be the amount of such contingent liabilities that, in light of all facts and circumstances existing at such time, could reasonably be expected to become actual matured liabilities of such Person.

                  "Specialized Waste" means Specialized Waste Systems, Inc., a Texas corporation.

                  "Specified Issuance" means (a) any issuance of Indebtedness for borrowed money by members of the Allied Group; and (b) any issuance of Cash-Pay Preferred Stock by members of the Allied Group.

                  "Specified Subsidiary" means a Domestic Subsidiary of the Company (including Domestic Subsidiaries formed or acquired pursuant to Permitted Acquisitions), but in any event excluding Inactive Subsidiaries and Reliant Insurance.

                  "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

                  "Subsidiary" means, with respect to any Person (herein referred to as the "parent"), any corporation, partnership, limited liability company, association or other business entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held directly or indirectly by the parent.

                  "Subsidiary Guarantor" has the meaning specified in the recital of parties to this Agreement.

                  "Tax Indemnitee" means each Issuing Bank, each Lender and the Administrative Agent.

                  "Term Advance" means an advance made pursuant to Section 2.01(b).

                  "Term Borrowing" means a borrowing consisting of simultaneous Term Advances of the same Type.

                  "Term Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make a Term Advance on the Closing Date (expressed as the maximum principal amount of the Term Advance to be made by such Lender hereunder), as such commitment may be
         (a) reduced from time to time pursuant to Section 2.04 or 2.05 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.07. The initial amount of each Lender's Term Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Term Commitment, as applicable. The initial aggregate amount of the Lenders' Term Commitments is $300,000,000.

                  "Term  Facility"   means  the  term  loan  facility   provided
         hereunder in respect of the aggregate Term Commitments.

                  "Term Lender" means each Lender specified in Schedule 2.01 (or in an Assignment and Acceptance pursuant to which it becomes a Lender hereunder) as having a Term Commitment and, after the termination or expiration of the Term Commitments, each Lender holding a Term Advance.

                  "Term Note" means a promissory note of the Company payable to the order of a Lender, in substantially the form of Exhibit A-2, as from time to time amended.

                  "Total  Assets" means,  at any time,  the aggregate  amount of assets which at such time would be reflected as assets on a Consolidated balance sheet of Allied and its Subsidiaries prepared in accordance with GAAP.

                  "Total Indebtedness" means, at any time, the sum of :

                           (a) all Indebtedness (other than Indebtedness described in clauses (h) and (i) of the definition of the term "Indebtedness") of members of the Allied Group which at such time would be required to be reflected as liabilities for borrowed money on a Consolidated balance sheet of Allied and its Subsidiaries prepared in accordance with GAAP; and

                           (b) the face  amount of Cash-Pay  Preferred  Stock of
                  members of the Allied Group outstanding at such time.

                  "Type" refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

                  "Unused Revolving Credit Commitment" means, with respect to any Lender at any time, (a) such Lender's Revolving Credit Commitment at such time minus (without duplication) (b) the sum of (i) the aggregate outstanding principal amount of all Revolving Credit Advances made by such Lender and (ii) such Lender's Pro Rata Share of the aggregate amount of all Letter of Credit Liabilities.

                  "U.S. Dollars" and "$" means lawful money of the United States of America.

                  "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

Section 1.02.     Computation of Time Periods.
  In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" mean "to but excluding".

Section 1.03.     Accounting Terms; Changes in GAAP.
  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP. If the Company notifies the Administrative Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.


ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES
                            AND THE LETTERS OF CREDIT

Section 2.01.     The Advances.

                  (a) Revolving Credit Facility. Each Revolving Credit Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances ("Revolving Credit Advances") to the Company from time to time on any Business Day during the period from the Closing Date until the Revolving Credit Commitment Termination Date in an aggregate amount at any one time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment, and, as to all Lenders, in an aggregate amount at any one time outstanding not to exceed $800,000,000. All Revolving Credit Advances shall be made by the Lenders ratably according to their respective Revolving Credit Commitments.

                  Within the limits of each Lender's Revolving Credit Commitment in effect from time to time, the Company may borrow under this Section 2.01(a) and/or obtain the issuance of Letters of Credit under Section 2.13, prepay Revolving Credit Advances pursuant to Section 2.05(a) and reborrow under this
Section 2.01(a); provided that the aggregate outstanding principal amount of Revolving Credit Advances when added to the aggregate Letter of Credit Liability may not at any time exceed the aggregate amount of the Revolving Credit Commitments at such time.

                  (b) Term Facility. Each Term Lender severally agrees, on the terms and conditions hereinafter set forth, to make an advance (collectively, the "Term Advances") to the Company on the Closing Date in an aggregate amount not to exceed such Lender's Term Commitment, and, as to all Term Lenders, in an aggregate amount not to exceed $300,000,000. All Term Advances shall be made by the Lenders ratably according to their respective Term Commitments. Term Advances once repaid may not be reborrowed.

                  (c) Minimum Amounts. Each Borrowing shall be in an aggregate amount at least equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

                  (d) Use of Proceeds. The proceeds of the Advances shall be used solely (1) to repay the "Loans" under and as defined in the Existing Credit Agreement and (2) for general corporate purposes of the Company and its Subsidiaries (including, without limitation, to finance the operations of the Company and the Subsidiary Guarantors, to finance Permitted Acquisitions and Capital Expenditures, to pay fees and expenses reasonably incurred with respect to any of the foregoing and for working capital).

                  (e)  No   Responsibility   to  Third   Parties.   Neither  the
Administrative Agent nor any Lender nor any Issuing Bank shall have any responsibility as to the application or use of any of the proceeds of any Advance or the use of any Letter of Credit.

Section 2.02.     Making the Advances.

                  (a) Except as otherwise provided in Section 2.13, each Borrowing shall be made on notice, given not later than 11:00 A.M. (New York City time) on the Business Day of (or, with respect to a Borrowing of Eurodollar Rate Advances, 10:00 A.M. (New York City time) on the third Business Day prior to the date of) the proposed Borrowing, by the Company to the Administrative Agent. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by telex, telecopier or cable, confirmed immediately in writing, in substantially the form of Exhibit C, specifying therein (1) the requested date of such Borrowing, (2) the Facility under which such Borrowing is to be made, (3) the requested Type of Advances comprising such Borrowing, (4) the requested aggregate amount of such Borrowing and (5) in the case of a Borrowing consisting of Eurodollar Rate Advances, the requested initial Interest Period therefor.

                  The Administrative Agent shall give to each Lender prompt notice of each Notice of Borrowing received from the Company and, in the case of a proposed Borrowing comprised of Eurodollar Rate Advances, the applicable interest rate under Section 2.06(a)(ii).

                  Each Lender shall, before 1:00 P.M. (New York City time) on the date of each Borrowing after the Closing Date, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will transfer same day funds to the Company's Account; provided that in the case of any Revolving Credit Borrowing, the Administrative Agent shall first make a portion of such funds equal to any unreimbursed drawings under any Letters of Credit available to the relevant Issuing Banks for reimbursement of such drawing.

                  (b) Anything in paragraph (a) above to the contrary notwithstanding, (i) the Company may not select Eurodollar Rate Advances (1) for any Borrowing if the aggregate amount of such Borrowing is less than $5,000,000 or (2) if the obligation of the relevant Lenders to make Eurodollar Rate Advances shall then be suspended pursuant to Section 2.08 or 2.09, and (ii) Eurodollar Rate Advances may not be outstanding under more than 20 separate Interest Periods at any one time.

                  (c) Each Notice of Borrowing shall be irrevocable and binding on the Company. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Company shall indemnify each relevant Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing the applicable conditions set forth in
Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

                  (d) Unless the Administrative Agent shall have received notice from a relevant Lender prior to 12:00 Noon (New York City time) on the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with Section 2.02(a) and the Administrative Agent may, in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent and the Administrative Agent shall have made available such corresponding amount to the Company, such Lender and the Company severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Company until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Company, the interest rate applicable at such time under Section 2.06 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate (it being understood that repayments by the Company pursuant to this sentence shall not be subject to Sections 2.05(a) and 10.04(c)). If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement.

                  (e) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

Section 2.03.     Repayment.

                  (a) Revolving Credit Advances. The Company hereby promises to pay to the Administrative Agent for the account of each Revolving Credit Lender the entire outstanding principal amount of such Lender's Revolving Credit Advances, and each Revolving Credit Advance shall mature, on the Revolving Credit Commitment Termination Date.

                  (b) Term Advances. The Company hereby promises to pay to the Administrative Agent for the account of each Term Lender the aggregate principal amount of such Lender's Term Advances in three consecutive annual installments, one such installment to be payable on each Principal Payment Date, as follows:

         Principal Payment Date
              on or nearest to                   Amount of Installment

               June 30, 2001                         $75,000,000.00
               June 30, 2002                        $105,000,000.00
               June 18, 2003                        $120,000,000.00

If the Company does not borrow the full amount of the Term Commitments on the Closing Date, or if the Term Commitments are reduced prior to the Closing Date, the shortfall or reduction shall be applied to reduce the foregoing installments ratably.

                  (c) All  Advances.  All  repayments  of  principal  under this
Section 2.03 shall be made together with interest accrued to the date of such repayment on the principal amount repaid.

Section 2.04.     Termination or Reduction of the Commitments.

                  (a) Optional. The Company may at any time or from time to time, upon not less than three Business Days' notice to the Administrative Agent, terminate in whole or reduce in part the Commitments under either Facility, provided that (i) each partial reduction of the Commitments under such Facility shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) the aggregate amount of the Revolving Credit Commitments shall not be reduced below the aggregate Letter of Credit Liabilities (less any portion thereof for which the Company has provided an alternate letter of credit or cash collateral acceptable to the relevant Issuing Banks and the Administrative Agent).

                  (b) Mandatory. The Revolving Credit Commitments shall be automatically and permanently reduced to zero on the Revolving Credit Commitment Termination Date. The unused Term Commitments shall be automatically and permanently reduced to zero at the close of business on the Closing Date.

                  (c) Reductions Pro Rata; No Reinstatements. Each reduction of the Commitments under a Facility shall be applied to the respective Commitments of the Lenders according to their respective Pro Rata Shares of such Facility. Commitments once terminated or reduced may not be reinstated.

Section 2.05.     Prepayments, Etc.

                  (a) Optional Prepayments. The Company may, upon at least three Business Days' notice (in the case of prepayment of Eurodollar Rate Advances) or upon notice given on the date of prepayment (in the case of prepayments of Base Rate Advances) to the Administrative Agent (which notice shall state the Facility to be prepaid and the proposed date and aggregate principal amount of the prepayment), and if such notice is given the Company shall, prepay the outstanding principal amount of the Advances under the specified Facility in the aggregate amount and on the date specified in such notice, together with accrued interest to the date of such prepayment on the principal amount prepaid;
provided that (x) each partial prepayment shall be in an aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof,
(y) any such prepayment of a Eurodollar Rate Advance other than on the last day of the Interest Period therefor shall be accompanied by, and subject to, the payment of any amount payable under Section 10.04(c) in respect of such prepayment and (z) each such notice shall be made on the relevant day not later than, in the case of prepayments of Eurodollar Rate Advances, 10:00 A.M. (New York City time) and, in the case of prepayments of Base Rate Advances, 12:00 noon (New York City time).

                  (b)  Mandatory Prepayments; Commitment Reductions.

                  (i) Asset Sales. Without limiting the obligation of the Company to obtain the consent of the Required Lenders pursuant to
         Section 6.06 to an Asset Sale not otherwise permitted hereunder, not later than the third Business Day following the occurrence of each Asset Sale the Company shall prepay the Advances (and/or cash collateralize Letter of Credit Liabilities in the manner specified in
         Section 2.05(d)), and the Revolving Credit Commitments shall be subject to automatic reduction, in an aggregate amount equal to the Relevant Percentage of the Net Available Proceeds of such Asset Sale; provided that no prepayment shall be required pursuant to this clause (i) with respect to:

                           (1) any sale,  lease,  assignment,  transfer or other
                  disposition of any property to Allied, the Company or any wholly owned Subsidiary of Allied;

                           (2) any sale,  lease,  assignment,  transfer or other
                  disposition of inventory, obsolete or worn out assets, scrap, Permitted Investments and cash and cash equivalents, in each case if disposed of in the ordinary course of business for fair value;

                            (3)  the sale of Specialized Waste;

                           (4) any sale of an asset  in  connection  with a sale
and leaseback of such asset; and

                           (5) any other Asset Sale of assets  constituting,  as
                  at the date of such Asset Sale, less than 2% of Total Assets to the extent the Net Available Proceeds thereof are reinvested in the business of members of the Allied Group within one year of the date of such Asset Sale.

                  (ii) Casualty Events. Upon the date 30 days following the receipt by any member of the Allied Group of the proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event affecting any property of any member of the Allied Group, the Company shall prepay the Advances (and/or cash collateralize Letter of Credit Liabilities in the manner specified in Section 2.05(d)), and the Revolving Credit Commitments shall be subject to automatic reduction, in an aggregate amount, if any, equal to the Relevant Percentage of the Net Available Proceeds of such Casualty Event; provided that no prepayment shall be required pursuant to this clause (ii) with respect to any Casualty Event with respect to assets constituting, as at the date of receipt of the Net Available Proceeds thereof, less than 2% of Total Assets to the extent such Net Available Proceeds are reinvested in the business of members of the Allied Group within one year of the date of such receipt. Nothing in the immediately preceding sentence shall be deemed to limit any obligation of Allied or any of its Subsidiaries pursuant to any of the Security Documents to remit to a collateral or similar account (including, without limitation, a "Collateral Account" under and as defined in the Security Documents) maintained by the Administrative Agent pursuant to any of the Security Documents the proceeds of insurance, condemnation award or other compensation received in respect of any Casualty Event.

                  (iii) Specified Issuance. Upon the occurrence of each Specified Issuance, the Company shall prepay the Advances in an amount equal to the Relevant Percentage of the Net Available Proceeds thereof.

                  (iv) Change in Control. Upon the occurrence of a Change in Control (unless otherwise consented to by the Required Lenders), the Company shall prepay all Advances in full, the Commitments shall be automatically and permanently reduced to zero and the Company shall cash collateralize Letter of Credit Liabilities (less any portion thereof for which the Company has provided an alternate letter of credit acceptable to the relevant Issuing Banks and the Administrative Agent) in the manner specified in Section 2.05(d).

                  (c)  Application.

                  (i) Prepayments pursuant to Sections 2.05(b)(i) and (ii) shall be applied first to the prepayment in full of the Term Advances, then to the prepayment in full of outstanding Revolving Credit Advances (with pro tanto reductions of the Revolving Credit Commitments) and finally to cash collateralize Letter of Credit Liabilities in the manner specified in paragraph (d) below.

                  (ii) Prepayments pursuant to Section 2.05(b)(iii) shall be applied first to prepay outstanding Advances (pro rata to outstanding Revolving Credit Advances and outstanding Term Advances), until the
         Revolving Credit Advances have been prepaid in full, then to the prepayment in full of outstanding Term Advances and finally to cash collateralize Letter of Credit Liabilities in the manner specified in paragraph (d) below.

                  (d) Cash Collateral for Letter of Credit Liabilities. In the event that the Company shall be required pursuant to Section 2.05(b) to cash collateralize Letter of Credit Liabilities, the Company shall effect the same by paying to the Administrative Agent same day funds in an amount equal to the required amount, which funds shall be deposited in the L/C Cash Collateral Account until such time as the Letters of Credit shall have been terminated and all of the Letter of Credit Liabilities paid in full. Deposits of funds in the L/C Cash Collateral Account, releases of such funds for application to Letter of Credit Liabilities, releases of such funds to the members of the Allied Group and investments of funds on deposit therein shall be subject to, and effected in accordance with, the terms of the Security Agreement.

                  (e) Terms Applicable to All Prepayments. All prepayments under this Section 2.05 shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid. Each prepayment of Advances under this Section 2.05 shall be made for the account of the relevant Lenders according to their respective Pro Rata Shares of the principal amount of the Advances then outstanding under the relevant Facility. All prepayments applied to the Term Advances shall be applied to the remaining installments thereof in inverse order of maturities.

Section 2.06.     Interest.

                  (a) Ordinary Interest. The Company shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (i) Base Rate Advances. While such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (1) the Base Rate in effect from time to time plus (2) the Applicable Margin in effect from time to time, payable in arrears quarterly on each Quarterly Date and on the date such Base Rate Advance shall be Converted (but only on the amount Converted) or paid in full.

                  (ii) Eurodollar Rate Advances. While such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (1) the Eurodollar Rate for such Interest Period for such Advance plus (2) the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each three-month anniversary of the first day of such Interest Period occurring during such Interest Period.

                  (b) Post-Default Interest. If an Event of Default shall have occurred and be continuing during any period, the Company shall, notwithstanding anything else in this Agreement to the contrary, pay to the Administrative Agent for the account of each Lender interest, during such period, at the applicable Post-Default Rate on any principal of any Advance made by such Lender to the Company, and on any other amount whatsoever then due and payable by the Company hereunder or under the Notes held by such Lender to or for the account of such Lender, such interest to be payable from time to time on demand.

Section 2.07.     Fees.

                  (a) Commitment Fee. The Company hereby promises to pay to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee, on the average daily Unused Revolving Credit Commitment of such Lender (such daily average to be calculated for the period for which the commitment fee is then payable) for the period from the Closing Date (or from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender other than the Initial
Lenders) until the Revolving Credit Commitment Termination Date at the Applicable Commitment Fee Rate, payable in arrears (x) quarterly after the date of this Agreement on each Quarterly Date and (y) on the Revolving Credit Commitment Termination Date.

                  (b) Letter of Credit Commission, Etc. The Company hereby promises to pay to the Administrative Agent (A) for the account of each Issuing Bank a non-refundable fronting fee of 1/4% per annum of the face amount of each Letter of Credit issued by such Issuing Bank for the period from the date of issuance thereof until such Letter of Credit has been drawn in full, expires or is terminated and (B) for the account of each Lender a non-refundable commission on such Lender's Pro Rata Share of the average daily aggregate Available Amount of all Letters of Credit then outstanding at the Applicable Letter of Credit Fee Rate, such fees to be payable in arrears on each Quarterly Date and on the Revolving Credit Commitment Termination Date and calculated, for any day, after giving effect to any payments made under such Letter of Credit on such day.

                  (c) Letter of Credit Expenses. The Company shall pay to each Issuing Bank, for its own account, such commission, issuance fees, transfer fees and other fees and charges in connection with the issuance or administration of the Letters of Credit issued by it as the Company and such Issuing Bank shall agree.

Section 2.08.     Conversion and Continuation of Advances.

                  (a) Optional Conversion. The Company may on any Business Day, upon notice given to the Administrative Agent not later than 10:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Section 2.09, Convert all or any portion of the Advances of one Type outstanding under a Facility (and, in the case of Eurodollar Rate Advances, having the same Interest Period) into Advances of the other Type under such Facility; provided that any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be in an amount not less than $5,000,000 or integral multiples of $1,000,000 in excess thereof and no Conversion of any Advances shall result in a more than 20 separate Interest Periods being outstanding. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the aggregate amount, Type and Facility of the Advances (and, in the case of Eurodollar Rate Advances, the Interest Period therefor) to be Converted and
(iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances. Each notice of Conversion shall be irrevocable and binding on the Company.

                  (b) Certain Mandatory Conversions.

                  (i) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000 such Advances shall automatically Convert into Base Rate Advances.

                  (ii) If the Company shall fail to select the duration of any Interest Period for any outstanding Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01 and in clause (a) or (c) of this Section 2.08, the Administrative Agent will forthwith so notify the Company and the relevant Lenders, whereupon each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance.

                  (iii) Upon the occurrence and during the continuance of any Event of Default and upon notice from the Administrative Agent to the Company at the request of the Required Lenders, (x) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (y) the obligation of the Lenders to make, or to Convert Advances into, or to Continue, Eurodollar Rate Advances shall be suspended.

                  (c) Continuations.  The Company may, on any Business Day, upon notice given to the Administrative Agent not later than 10:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Continuation and subject to the provisions of Sections 2.09, Continue all or any portion of the Eurodollar Rate Advances outstanding under a Facility having the same Interest Period as such Eurodollar Rate Advances; provided that any such Continuation shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances, any Continuation of Eurodollar Rate Advances shall be in an amount not less than $5,000,000 and no Continuation of any Eurodollar Rate Advances shall result in more than 20 separate Interest Periods being outstanding. Each such notice of Continuation shall, within the restrictions specified above, specify (i) the date of such Continuation, (ii) the aggregate amount and Facility of, and the Interest Period for, the Advances being
Continued and (iii) the duration of the initial Interest Period for the Eurodollar Rate Advances subject to such Continuation. Each notice of Continuation shall be irrevocable and binding on the Company.

Section 2.09.     Increased Costs, Illegality, Etc.

                  (a) If, due to either (i) the introduction of or any change in or in the interpretation of (to the extent any such introduction or change occurs after the date hereof) any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority adopted or made after the date hereof (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances under any Facility, then the Company shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost; provided that, before making any such demand, each Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate as to the amount of such increased cost, submitted to the Company by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If any Lender determines in good faith that compliance with any law or regulation enacted or introduced after the date hereof or any guideline or request from any central bank or other governmental authority adopted or made after the date hereof (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend hereunder and other commitments of this type or the issuance of the Letters of Credit (or similar contingent obligations), then, upon demand by such Lender (with a copy of such demand to the Administrative Agent), the Company shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder or to the issuance or maintenance of any Letters of Credit. A certificate as to such amounts submitted to the Company by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

                  (c) If, with respect to any Eurodollar Rate Advances, (i) the Required Lenders reasonably determine and notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Required Lenders of making, funding or maintaining their respective Eurodollar Rate Advances for such Interest Period, or (ii) if fewer than two Reference Banks furnish timely information to the Administrative Agent for determining the Eurodollar Rate for any Eurodollar Rate Advances, the Administrative Agent shall forthwith so notify the Company and the Lenders, whereupon (x) each Eurodollar Rate Advance will automatically, on the last day of any then existing Interest Period therefor, Convert to a Base Rate Advance, and (y) the obligation of the Lenders to make, or to Convert Advances into, or to Continue, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Company and such Lenders that the circumstances causing such suspension no longer exist.

                  (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of (to the extent any such introduction or change occurs after the date hereof) any law or regulation shall make it unlawful, or any central bank or other governmental authority having appropriate jurisdiction shall assert in writing after the date hereof that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Company through the Administrative Agent, (i) each Eurodollar Rate Advance of such Lender will automatically, upon such demand, Convert to a Base Rate Advance and (ii) the obligation of such Lender to make, or to Convert Advances into, or to Continue, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Company that such Lender has determined that the circumstances causing such suspension no longer exist; provided that, before making any such demand, such Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would allow such Lender or its Eurodollar Lending Office to continue to perform its obligations to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

                  (e) The Company shall not be obligated to pay any additional amounts arising pursuant to clauses (a) and (b) of this Section 2.09 that are attributable to the Excluded Period with respect to such additional amount; provided that if an applicable law, rule, regulation, guideline or request shall be adopted or made on any date and shall be applicable to the period (a "ss.2.09(e) Retroactive Period") prior to the date on which such law, rule, regulation, guideline or request is adopted or made, the limitation on the Company's obligation to pay such additional amounts hereunder shall not apply to the additional amounts payable in respect of such ss.2.09(e) Retroactive Period so long as the Company receives written notice of such law, rule, regulation, guideline or request from the Administrative Agent or any Lender within 180 days after its adoption.

Section 2.10.     Payments and Computations.

                  (a) The Company shall make each payment hereunder and under the Notes not later than 12:00 Noon (New York City time) on the day when due in U.S. Dollars to the Administrative Agent at the Administrative Agent's Account in same day funds and without deduction, set-off or counterclaim. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or commitment fees under or in respect of a particular Facility ratably (other than amounts payable pursuant to Section 2.09(a), 2.09(b), 2.11, 2.13(d) or 10.04(c), or amounts payable to the Issuing Banks in respect of Letters of Credit) to the relevant Lenders for the account of their Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 10.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) If the Administrative Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, and the Company has not otherwise directed how such funds are to be applied (which direction is consistent with the terms of the Loan Documents), the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each Lender ratably in accordance with such Lender's proportionate share of the principal amount of all outstanding Revolving Credit Advances, then to such Lenders proportionate share of the principal amount of all outstanding Term Advances and then to the Available Amount of all Letters of Credit then outstanding, in repayment or prepayment of such of the outstanding Advances or other Obligations owed to such Lender, and for application to such principal installments, as the Administrative Agent shall direct.

                  (c) The Company hereby authorizes each Lender, if and to the extent payment owed to such Lender is not made by the Company when due hereunder or under any Note held by such Lender, to charge from time to time against any or all of the Company's accounts with such Lender any amount so due (with notice to the Administrative Agent and the Company promptly following such charge).

                  (d)  Each   Reference   Bank   agrees   to   furnish   to  the
Administrative Agent timely information for the purpose of determining each Eurodollar Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Administrative Agent for the purpose of determining any such interest rate, the Administrative Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks.

                  (e) All  computations  of interest,  fees and Letter of Credit commissions shall be made by the Administrative Agent on the basis of a year of 360 days (or, in the case of Base Rate Advances bearing interest based upon clause (a) in the definition of "Base Rate" in Section 1.01, 365 or 366 days, as the case may be), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, fees or commissions are payable. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder made in accordance with the provisions of this Agreement shall be conclusive and binding for all purposes, absent manifest error.

                  (f) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the immediately preceding Business Day.

                  (g) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to any Lender hereunder that the Company will not make such payment in full, the Administrative Agent may assume that the Company has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Company shall not have so made such payment in full to the Administrative Agent, each such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

Section 2.11.     Taxes.

                  (a) Any and all  payments by each  Obligor  hereunder or under the Notes shall be made, in accordance with Section 2.10, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Tax Indemnitee, income and franchise taxes and general taxes on capital imposed on such Tax Indemnitee by a jurisdiction as a result of such Tax Indemnitee being organized under the laws of such jurisdiction (or a political subdivision thereof) or of its principal office or Applicable Lending Office being located in such jurisdiction (or a political subdivision thereof) (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If an Obligor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Tax Indemnitee, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.11) such Tax Indemnitee receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Obligor shall make such deductions and (iii) such Obligor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, each Obligor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made by it hereunder or under the Notes or from the execution, delivery or registration of this Agreement or the Notes (hereinafter referred to as "Other Taxes").

                  (c) Each Obligor will indemnify each Tax Indemnitee for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.11) paid by such Tax Indemnitee and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto; provided that the Obligors shall not be liable for any such Taxes, Other Taxes or liability that is found in a final, non-appealable judgment to have resulted from (1) the gross negligence or willful misconduct of such Tax Indemnitee or (2) the failure by the Administrative Agent to perform any of its obligations under this Agreement (but only to the extent such failure is found in a final, non-appealable judgment to have resulted from the gross negligence or willful misconduct of the Administrative Agent). This indemnification shall be made within 30 days from such date such Tax Indemnitee makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes, each Obligor will furnish to the Administrative Agent, at its address referred to in Section 10.02, appropriate evidence of payment thereof. If such Obligor shall make a payment hereunder or under the Notes through an account or branch outside the United States, or a payment is made on behalf of such Obligor by a payor that is not a United States Person, such Obligor will, if no taxes are payable in respect of such payment, furnish, or will cause such payor to furnish, to the Administrative Agent, at such address, a certificate from the appropriate taxing authority or authorities, or an opinion of counsel acceptable to the Administrative Agent, in either case stating that such payment is exempt from or not subject to Taxes. For purposes of this subsection (d) and subsection
(e), the terms "United States" and "United States Person" has the meanings specified in Section 7701 of the Code.

                  (e) Each  Lender  organized  under the laws of a  jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement (in the case of each Initial Lender) and on the date of the Assignment and Acceptance pursuant to which it became a Lender (in the case of each other Lender), and from time to time thereafter if requested in writing by the Company or the Administrative Agent or promptly upon the occurrence of any event requiring a change in the last form delivered by such Lender (but, in each case, only so long as such Lender remains lawfully able to do so after the date such Lender becomes a Lender hereunder), provide the Administrative Agent and the Company with either (i) Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments under this Agreement and the Notes or certifying that the income receivable pursuant to this Agreement and the Notes is effectively connected with the conduct of a trade or business in the United States or (ii) Internal Revenue Service form W-8, upon which the Company is entitled to rely, from a Lender that has not at the time such Lender becomes a Lender hereunder been named in any notice issued by the Secretary of the Treasury (or such Secretary's authorized delegate) pursuant to Sections 881(c)(2)(B) or 871(h)(5) of the Code, or any successor form or statement prescribed by the Internal Revenue Service in order to establish that such Lender is entitled to treat the interest payments under this Agreement and the Notes as portfolio interest that is exempt from withholding tax under the Code, together with a certificate stating that such Lender is not described in Section 881(c)(3) of the Code. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero (or if the Lender cannot provide at such time such form because it is not entitled to reduced withholding under a treaty, the payments are not effectively connected income and the payments do not qualify as portfolio interest), withholding tax at such rate (or at the then existing U.S. statutory rate if the Lender cannot provide the form) shall be excluded from Taxes unless and until such Lender provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be excluded from Taxes for periods governed by such form; provided that, if at the date of the Assignment and Acceptance pursuant to which a Lender assignee becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to the extent such tax results in liability for such payments, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States interest withholding tax, if any, applicable with respect to the Lender assignee on such date.

                  (f) For any period with respect to which a Lender has failed to provide the Company and the Administrative Agent with the appropriate form described in Section 2.11(e) (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under paragraph (e) above), such Lender shall not be entitled to indemnification under paragraph (a) or (c) above with respect to Taxes imposed by the United States.

                  (g) Any Lender claiming any additional amounts payable pursuant to this Section 2.11 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office(s) if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

                  (h) Without prejudice to the survival of any other agreement of the Obligors hereunder, the agreements and obligations of the Obligors contained in this Section 2.11 shall survive the payment in full of principal and interest hereunder and under the Notes.

Section 2.12.     Sharing of Payments, Etc.
  If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances owing to it under either Facility (other than pursuant to Section 2.09(a), 2.09(b), 2.11, 2.13(d) or 10.04(c), or payments to the Issuing Banks in respect of Letters of Credit) in excess of its ratable share of payments on account of the Advances under such Facility obtained by all the relevant Lenders, such Lender shall forthwith purchase from the other relevant Lenders such participations in the Advances under such Facility owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each relevant Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Company agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.12 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Company in the amount of such participation.

Section 2.13.     Letters of Credit.

                  (a) Issuance of Letters of Credit, Etc. On the Closing Date, all Existing Letters of Credit shall automatically, without any action on the part of any Person, be deemed to be Letters of Credit hereunder for all purposes of this Agreement and the other Loan Documents. In addition, on and after the Closing Date the Company may request the Issuing Banks to issue or have outstanding, on the terms and conditions hereinafter set forth, letters of credit for the account of the members of the Allied Group (collectively with the Existing Letters of Credit, the "Letters of Credit") from time to time on any Business Day during the period from the Closing Date until the date 90 days prior to the Revolving Credit Commitment Termination Date; provided that:

                  (i) the aggregate Available Amount of all Letters of Credit shall not exceed at any time the Letter of Credit Sublimit and the aggregate outstanding principal amount of all Revolving Credit Advances when added to the aggregate amount of Letter of Credit Liabilities shall not exceed the aggregate Revolving Credit Commitments on such Business Day;

                  (ii) no Letter of Credit shall have an expiration date later than, or shall permit the account party or the beneficiary to require the renewal thereof to a date beyond, the date 30 days prior to the Revolving Credit Commitment Termination Date.

         On each day during the period commencing with the issuance by an Issuing Bank of any Letter of Credit and until such Letter of Credit shall have been drawn in full or expired or been terminated, the Revolving Credit Commitment of each Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to such Lender's Pro Rata Share of the then undrawn amount of such Letter of Credit. Each Letter of Credit shall be denominated and payable in U.S. Dollars.

                  (b) Request for Issuance.

                  (i) Each Letter of Credit shall be issued upon notice, given not later than 1:00 P.M. (New York City time) three Business Days prior to the date of the proposed issuance of such Letter of Credit, by the Company to the relevant Issuing Bank and the Administrative Agent, which shall give to each Lender prompt notice thereof by telex or telecopier. Each such notice of issuance of a Letter of Credit (a
         "Notice of Issuance") shall be by telex or telecopier, confirmed promptly in writing, specifying therein (A) the requested date of such issuance (which shall be a Business Day), (B) the Available Amount requested for such Letter of Credit, (C) the identity of the relevant Issuing Bank with respect to such Letter of Credit, (D) the expiration date of such Letter of Credit, (E) the account party or parties for such Letter of Credit, (F) the name and address of the beneficiary of such Letter of Credit and (G) the form of such Letter of Credit, together with a description of the nature of the transactions or obligations proposed to be supported thereby. If the requested form of such Letter of Credit is acceptable to the relevant Issuing Bank in its sole discretion, such Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Company at its office referred to in Section
         10.02 or as otherwise agreed with the Company in connection with such issuance.

                  (ii) Each Issuing Bank shall furnish (A) to the Administrative Agent on the first Business Day of each week a written report summarizing the issuance and expiration dates of Letters of Credit issued by it during the previous week and drawings during such week under all Letters of Credit issued by it, (B) to each Lender and to the Company on the first Business Day of each month, a written report summarizing the issuance and expiration dates of the Letters of Credit issued by it during the preceding month and drawings during such month under all Letters of Credit issued by it and (C) to the Administrative Agent and each Lender on the first Business Day of each calendar quarter, a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit issued by it.

                  (c) Drawing and Reimbursement.

                  (i) The payment by an Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by such Issuing Bank of an advance to the Company in the amount of such payment, which the Company agrees to repay on demand and, if not paid on demand, shall bear interest, from the date demanded to the date paid in full (and which interest shall be payable on demand), (x) from and including the date of demand to but not including the second Business Day thereafter at the Base Rate in effect for each such day plus the Applicable Margin in effect for each such day, and
         (y) from and including said second Business Day thereafter at the Post-Default Rate. Without limiting the obligations of the Company hereunder, upon demand by such Issuing Bank through the Administrative Agent, each Lender having a Revolving Credit Commitment shall make Revolving Credit Advances in an aggregate amount equal to the amount of such Lender's Pro Rata Share of such advance by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of such Issuing Bank, by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the sum of (A) its Pro Rata Share of the outstanding principal amount of such advance plus (B) interest accrued and unpaid to and as of such date on the outstanding principal amount of such advance.

                  (ii) Each Lender agrees to make such Revolving Credit Advances on the Business Day on which demand therefor is made by such Issuing Bank through the Administrative Agent (provided that notice of such demand is given not later than 12:00 Noon (New York City time) on such Business Day) or (if notice of such demand is given after such time) the first Business Day next succeeding such demand.

                  (iii) If and to the extent that any Revolving Credit Lender shall not have so made the amount of such Revolving Credit Advance available to the Administrative Agent for the account of such Issuing Bank, such Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by such Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate.

                  (iv)  The  Revolving  Credit  Advances  provided  for in  this
         Section 2.13 shall be made by the Lenders irrespective of whether there has occurred and is continuing any Default or Event of Default or of whether any other condition precedent specified in Article III has not been satisfied, and the obligation of each Lender under the Revolving Credit Facility to make such Revolving Credit Advances is absolute and unconditional.

                  (d)  Increased Costs.

                  (i) If any change in any law or regulation or in the interpretation thereof (to the extent any such change occurs after the date hereof) by any court or administrative or governmental authority charged with the administration thereof shall either (x) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit or guarantees issued by, or assets held by, or deposits in or for the account of, any Issuing Bank or any Lender or (y) impose on any Issuing Bank or any Lender any other condition regarding this Agreement, such Issuing Bank or such Lender or any Letter of Credit, and the result of any event referred to in the preceding clause (x) or (y) shall be to increase the cost to such Issuing Bank or such Lender of issuing or maintaining any Letter of Credit or any commitment hereunder in respect of Letters of Credit, then, upon demand by such Issuing Bank or such Lender, the Company shall immediately pay to such Issuing Bank or such Lender, from time to time as specified by such Issuing Bank or such Lender, additional amounts that shall be sufficient to compensate such Issuing Bank or such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to the Company by such Issuing Bank or such Lender shall be conclusive and binding for all purposes, absent manifest error.

             (ii) The Company shall not be obligated to pay any additional amounts arising pursuant to this Section 2.13(d) that are attributable to the Excluded Period with respect to such additional amounts; provided that if an applicable law, rule, regulation, guideline or request shall be adopted or made on any date and shall be applicable to the period (a "ss.2.13(d) Retroactive Period") prior to the date on which such law, rule, regulation, guideline or request is adopted or made, the limitation on the Company's obligation to pay such additional amounts hereunder shall not apply to the additional amounts payable in respect of such ss.2.13(d) Retroactive Period so long as the Company receives written notice of such law, rule, regulation, guideline or request from the Administrative Agent or any Lender within 180 days after its adoption.

                  (e) Obligations Absolute. The Obligations of the Company under this Agreement and any other L/C Related Document shall, to the extent permitted by law, be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of such L/C Related Document under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of any one or more of such other documents and agreements, including, but not limited to, the L/C Related Documents;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Company in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

                  (iii) the existence of any claim, set-off, defense or other right that the Company may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the relevant Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

                  (iv) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (v) payment by the relevant Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not comply with the terms of such Letter of Credit, except to the extent that such payment resulted from such Issuing Bank's willful misconduct or gross negligence, as found in a final, non-appealable judgment by a court of competent jurisdiction, in determining whether such draft or certificate complies on its face with the terms of such Letter of Credit;

                  (vi) any exchange, release or nonperfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations of the Company in respect of the L/C Related Documents; or

                  (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor.

                  (f) Additional Issuers of Letters of Credit. At the reasonable request of the Company, the Administrative Agent shall appoint a Lender or an Affiliate of a Lender (in each case, an "LC Issuer") to issue one or have outstanding one or more specific Letters of Credit hereunder in accordance with the terms hereof, provided that:

                  (1) such appointment shall in no way be deemed to be a resignation or removal of any other Issuing Bank hereunder;

                  (2) such appointment shall be subject to the consent of such LC Issuer and an acknowledgment from such LC Issuer that it shall perform its obligations as an Issuing Bank hereunder in accordance with the terms hereof (and, if such LC Issuer is not a Lender, the Affiliate of such LC Issuer that is a Lender shall have acknowledged that such Lender shall ensure the performance of such LC Issuer's obligations hereunder);

                  (3) each Initial Lender shall be deemed to be an "LC Issuer" with respect to the Existing Letters of Credit (if any) issued by it; and

                  (4) unless the context otherwise requires, each reference herein and in the other Loan Documents to the "Issuing Bank" shall be deemed to include reference to such LC Issuers.

Section 2.14.     Replacement of Lender.

                  (a) Subject to clause (b) below, if any Lender requests compensation pursuant to Section 2.09(a), 2.09(b), 2.11 or 2.13(d), or the obligation of any Lender to make, or to Convert Base Rate Advances into, or to Continue, Eurodollar Rate Advances shall be suspended pursuant to Section 2.09(c) or 2.09(d) (such Lender being herein called an "Affected Lender"), then, so long as such condition exists, the Company may, after the date 30 days after the date of such request or suspension, (x) designate an Eligible Assignee acceptable to the Administrative Agent and each Issuing Bank (which acceptance will not be unreasonably withheld) that is not an Affiliate of the Company (such Eligible Assignee being herein called a "Replacement Lender") to assume the Affected Lender's Commitments and other obligations hereunder and to purchase the Affected Lender's Advances and other rights under the Loan Documents (all without recourse to or representation or warranty by, or expense to, the Affected Lender) for a purchase price equal to the aggregate principal amount of the outstanding Advances held by the Affected Lender plus all accrued but unpaid interest on such Advances and accrued but unpaid fees owing to the Affected Lender (and upon such assumption, purchase and substitution, and subject to the execution and delivery to the Administrative Agent by the Replacement Lender of documentation satisfactory to the Administrative Agent and compliance with the requirements of Section 10.07(c), the Replacement Lender shall succeed to the rights and obligations of the Affected Lender hereunder and the other Loan Documents); (y) pay to the Affected Lender all amounts payable to such Affected Lender under Section 10.04(c), calculated as if the purchase by the Replacement Lender constituted a mandatory prepayment of Advances by the Company, and (z) pay to the Administrative Agent the processing and recordation fee specified in
Section 10.07(a)(vi) with respect to such assignment. If the Company exercises its rights under the preceding sentence, the Affected Lender shall no longer be a party hereto or have any rights or obligations hereunder or under the other Loan Documents; provided that the obligations of the Company to the Affected Lender under Sections 2.09, 2.11 and 10.04 with respect to events occurring or obligations arising before or as a result of such replacement shall survive such exercise.

                  (b) The Company may not exercise its rights under this Section
2.14 (i) with respect to any Affected Lender unless the Company simultaneously exercises such rights with respect to all Affected Lenders or (ii) if a Default or an Event of Default has occurred and is then continuing.


ARTICLE III
                              CONDITIONS OF LENDING
Section 3.01.     Initial Extensions of Credit.
  The obligation of any Lender or Issuing Bank to make its initial extension of credit hereunder (whether by making an Advance or issuing a Letter of Credit) is subject to the condition precedent that (1) such extension of credit shall be made on or before June 30, 1998 and (2) the Administrative Agent shall have received the following in form and substance satisfactory to it:

                  (a)  The Notes, duly executed by the Company.

                  (b) The following documents, each dated the Closing Date (unless otherwise specified):

                           (i) for each  Obligor,  a copy of the  organizational
                  documents, as amended and in effect, of such Obligor certified (as of a date reasonably close to the Closing Date) by the Secretary of State of the jurisdiction of organization of such Obligor; a certificate from such Secretary of State dated as of a date reasonably close to the Closing Date as to the good standing of and organizational documents filed by such Obligor; and evidence from each Obligor that it is qualified to do business in each jurisdiction where such qualification is required;

                           (ii) for each Obligor, a certificate of the Secretary
                  or an Assistant Secretary of such Obligor, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws (or operating or partnership agreement, where applicable) of such Obligor as amended and in effect at all times from the date on which the resolutions referred to in clause (B) were adopted to and including the date of such certificate, (B) that attached thereto is a true and complete copy of resolutions (or consent by members or partners, where applicable, to the extent required) duly adopted by the board of directors (or members or partners, where applicable) of such Obligor authorizing the execution, delivery and performance of such of the Loan Documents to which such Obligor is or is intended to be a party and the extensions of credit hereunder, and that such resolutions (or consent by members or partners, where applicable, to the extent required) have not been modified, rescinded or amended and are in full force and effect, (C) that the organizational documents of such Obligor have not been amended since the date of the certification thereto furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer (or member or partner, where applicable) of such Obligor executing such of the Loan Documents to which such Obligor is intended to be a party and each other document to be delivered by such Obligor from time to time in connection therewith (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor);

                           (iii) for each  Obligor,  a  certificate  of  another
                  officer (or member or partner, where applicable) of such Obligor, dated the Closing Date, as to the incumbency and specimen signature of the Secretary or Assistant Secretary, as the case may be, of such Obligor;

                  (c) The Pledge Agreement and the Security Agreement, in substantially the forms of Exhibits B-1 and B-2, respectively, duly executed by each of the intended parties thereto, together with:

                           (i) such  appropriately  completed  and duly executed
                  copies of Uniform Commercial Code financing statements as the Administrative Agent or any Lender shall have requested in order to perfect the Liens created by the Security Documents and covering the Collateral described therein;

                           (ii) executed documents for recordation and filing of
                  or with respect to such Security Documents that the Administrative Agent or any Lender may deem necessary or desirable in order to perfect the Liens created thereby; and

                           (iii) the stock certificates required to be delivered
                  pursuant to such Security Documents, each accompanied by undated stock powers executed in blank.

                  (d) (i) A favorable opinion of Latham & Watkins, special counsel for the Obligors, in substantially the form of Exhibit D-1 and otherwise satisfactory to the Administrative Agent and the Lenders; and
         (ii) a favorable opinion of Steven M. Helm, Esq., general counsel of the Company, in substantially the form of Exhibit D-2 and otherwise satisfactory to the Administrative Agent and the Lenders.

                  (e) A favorable opinion of Milbank, Tweed, Hadley & McCloy, special New York counsel for CUSA, in substantially the form of Exhibit E.

                  (f) A certificate of a Financial Officer of the Company to the effect that:

                           (x) the representations  and warranties  contained in
                  each Loan Document are correct on and as of the Closing Date, before and after giving effect to the transactions contemplated hereby, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                           (y) no event  has  occurred  and is  continuing  that
                  constitutes a Default or an Event of Default.

                  (g) Evidence of the existence of all insurance required to be maintained by Allied and its Subsidiaries hereunder, together with evidence that the Administrative Agent on behalf of the Secured Parties is an additional insured or loss payee (to the extent required under Section 5.02).

                  (h) Evidence of receipt of all governmental and third party consents and approvals necessary in connection with this Agreement and that the same remain in effect.

                  (i) The results of a recent lien search in each of the jurisdictions requested by the Administrative Agent, and such searches shall reveal no liens on any of the assets of any Obligor except for Liens permitted by Section 6.02 or Liens to be discharged on or prior to the Closing Date pursuant to documentation satisfactory in form and substance to the Administrative Agent.

                  (j) Evidence that the Company shall have paid all fees required to be paid, and all expenses for which invoices have been presented, on or before the Closing Date (including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to CUSA).

                  (k) Evidence that the Company shall have repaid (or is simultaneously repaying) all amounts owing under the Existing Credit Agreement, that all letters of credit issued under the Existing Credit Agreement shall have expired or been terminated, that all commitments to lend thereunder shall have been (or shall simultaneously be) terminated and that all Liens securing such obligations have been released in a manner satisfactory to the Administrative Agent.

                  (l) Such environmental assessments as the Administrative Agent may reasonably request.

                  (m) Such other approvals, opinions and documents relating to this Agreement and the transactions contemplated hereby as any Lender or any Issuing Bank may, through the Administrative Agent, reasonably request.

Section 3.02.     Conditions Precedent to Each Borrowing and Issuance.
  The obligation of each Lender to make an Advance on the occasion of each Borrowing (excluding, however, the making of any Advance pursuant to Section 2.13), and the right of the Company to request the issuance of Letters of Credit, shall be subject to the further conditions precedent that on the date of such Borrowing or issuance the following statements shall be true (and each of the giving of the applicable Notice of Borrowing or Notice of Issuance and the acceptance by the Company of the proceeds of such Borrowing or of such Letter of Credit shall constitute a representation and warranty by the Company that on the date of such Borrowing or issuance such statements are true):

                  (a) the representations and warranties contained in each Loan Document are correct in all material respects on and as of the date of such Borrowing or issuance, before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

                  (b) no event has occurred and is continuing, or would result from such Borrowing or issuance or from the application of the proceeds therefrom, that constitutes a Default or an Event of Default; and

                  (c) such Borrowing or issuance is permitted under the terms of the Allied Senior Notes Indenture (including, without limitation, under Sections 1008 and 1009 thereof) and under the terms of the Allied Waste Senior Subordinated Notes Indenture (including, without limitation, under Section 1008 thereof).

Section 3.03.     Determinations Under Section 3.01.
  For  purposes of  determining  compliance  with the  conditions  specified  in
Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Closing Date specifying its objection thereto and such Lender shall not have made available to the Administrative Agent such Lender's ratable portion of the Borrowings made on the Closing Date.


ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                  Each Obligor represents and warrants to the Administrative Agent, each Issuing Bank and each of the Lenders that:

Section 4.01. Organization; Powers. It (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated hereby to which it is or will be a party and, in the case of the Company, to borrow hereunder.

Section 4.02.     Authorization.
   The execution, delivery and performance by each Obligor of each of the Loan Documents to which such Obligor is a party and the other Credit Agreement
Transactions:

                  (a) have been duly authorized by all requisite corporate and, if required, stockholder action;

                  (b) in the case of Allied and the Company, will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws, (B) any order of any Governmental Authority or
         (C) any provision of any indenture, agreement or other instrument to which Allied or the Company is a party or by which either of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or
         (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Allied or the Company (other than any Lien created hereunder or under the Security Documents); and

                  (c) in the case of members of the Allied Group (other than Allied and the Company), will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which any of them is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any of them (other than any Lien created hereunder or under the Security Documents and Liens permitted under
         Section 6.02), in each case other than violations, conflicts and breaches referred to in clauses (i) and (ii) above that could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or result in any liability of the Administrative Agent or any Lender.

Section 4.03.     Enforceability.
  This Agreement has been duly executed and delivered by Allied and the Company and constitutes, and each other Loan Document when executed and delivered by each Obligor party thereto will constitute, a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

Section 4.04.     Governmental Approvals.
  No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Credit Agreement Transactions, except for (a) the filing of Uniform Commercial Code financing statements and other similar filings to perfect the interests of the Secured Parties in the Collateral, (b) such as will have been made or obtained and will be in full force and effect as of the Closing Date,
(c) such as may be required in the ordinary course of business in connection with the performance of the obligations of Allied and the Company hereunder and
(d) such as may be required in connection with sales of capital stock or other ownership interests of the Company or any of its Subsidiaries as part of foreclosure proceedings with respect to such capital stock or other ownership interests under the Security Documents.

Section 4.05.     Financial Statements.

                  (a) Allied has heretofore furnished to the Lenders the Consolidated balance sheet and statements of income, stockholders' equity and cash flows of Allied and its Subsidiaries on a Consolidated basis (1) as of and for the fiscal year ended December 31, 1997, reported on by Arthur Anderson LLP, independent public accountants, and (2) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 1998, certified by the chief financial officer of Allied. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Allied and its Subsidiaries as of such dates and for such periods in accordance with U.S. generally accepted accounting principles consistently applied, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (2) of the first sentence of this paragraph.

                  (b) Allied has hereto furnished to the Lenders projected Consolidated balance sheets and statements of income, stockholders' equity and cash flows of Allied and its Subsidiaries (covering the period ending on December 31, 2003). Such projected financial statements have been based on estimates believed by Allied to be reasonable at the time such projections were furnished to the Lenders.

Section 4.06.     No Material Adverse Change.
  Since  December 31,  1997,  there has been no material  adverse  change in the
business,   condition   (financial  or  otherwise),   operations,   performance,
properties or prospects of Allied and its Subsidiaries, taken as a whole.

Section 4.07.     Title to Properties; Possession Under Leases.


                  (a) Each member of the Allied Group has good title to, or valid leasehold interests in, all properties and assets which are material to the Allied Group, taken as a whole, except for minor defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by the Loan Documents.

                  (b) Each member of the Allied Group has complied with all obligations under all leases which are material to the Allied Group, taken as a whole, to which it is a party and all such leases are in full force and effect, except where failure to do so or failure of such leases to be in full force and effect could not reasonably be expected to have a Material Adverse Effect. Each member of the Allied Group enjoys peaceful and undisturbed possession under all such material leases, except where failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 4.08.     Subsidiaries; Other Equity Investments.

                  (a) Part A of Schedule 4.08 sets forth as of June 1, 1998 a list of all Subsidiaries of Allied. Each such Subsidiary is a wholly owned Subsidiary except as otherwise indicated on Schedule 4.08. The shares of capital stock or other ownership interests issued by the Company and the other Subsidiaries of Allied and owned by members of the Allied Group are fully paid and non-assessable and are owned by Allied or the Company, directly or indirectly, free and clear of all Liens (other than Liens permitted by the Loan Documents).

                  (b) Part B of Schedule 4.08 sets forth as of June 1, 1998 a list of all equity investments (other than equity investments in Subsidiaries referred to in Part A of said Schedule 4.08) held by Allied or any of its Subsidiaries in any Person, and, for each such investment (i) the identity of the Person or Persons holding such investment and (ii) the nature of such investment.

                  (c) Part C of Schedule 4.08 sets forth as of the date hereof a list of each Subsidiary of the Company that is inactive and that has total assets of less than $10,000 (each, an "Inactive Subsidiary").

Section 4.09.     Litigation; Compliance with Laws.


                  (a) Except as set forth on Schedule 4.09, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of any Obligor, threatened against or affecting any member of the Allied Group or any business, property or rights of any such Person (i) that involve any Loan Document or the Credit Agreement Transactions or (ii) as to which there is a reasonable likelihood of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (b) No member of the Allied Group or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation (including any zoning, building, Environmental Law, ordinance, code or approval or any building permits), or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to have a Material Adverse Effect.

Section 4.10.     Agreements.
  No member of the Allied Group is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to have a Material Adverse Effect.

Section 4.11.     Federal Reserve Regulations.


                  (a) No member of the Allied Group is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

                  (b) No part of the proceeds of any Advance or any Letter of Credit will be used by any member of the Allied Group, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board of Governors of the Federal Reserve System, including Regulation U or X.

Section 4.12. Investment Company Act; Public Utility Holding Company Act. No member of the Allied Group is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

Section 4.13.     Tax Returns.
  Each member of the Allied Group has filed or caused to be filed all material Federal, state and other tax returns, extensions or materials required to have been filed by it and has paid or caused to be paid all taxes due and payable by it and all assessments received by it, except taxes and assessments that are being contested in good faith by appropriate proceedings and for which such member shall have set aside on its books adequate reserves.

Section 4.14.     No Material Misstatements.
  None of (a) the Confidential Information Memorandum or (b) any other information, report, financial statement, exhibit or schedule furnished by or on behalf of Allied or the Company to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, as of the date of such statements and in the light of the circumstances under which they were, are or will be made, not misleading; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast, projection or expressions of opinion, each of Allied and the Company represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule.

Section 4.15.     Employee Benefit Plans.
  Each of the Company and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder, except where non-compliance could not reasonably be expected to have a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of the Company or any of its ERISA Affiliates, except where such liability could not reasonably be expected to have a Material Adverse Effect. The present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $3,000,000 the fair market value of the assets of such Plan, and the aggregate present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) did not, as of the last annual valuation dates applicable thereto, exceed by more than $3,000,000 the aggregate fair market value of the assets of all such underfunded Plans.

Section 4.16.     Environmental Matters.
  Except as set forth in Schedule 4.16:

                  (a) the facilities and properties owned, leased or operated by Allied, the Company and Allied's other Subsidiaries (the "Properties") do not contain, and have not previously contained, to the Company's best knowledge (actual or constructive) any Hazardous Materials in amounts or concentrations which (i) constitute, or constituted a violation of, (ii) require Remedial Action under, or (iii) could give rise to liability under, Environmental Laws, which violations, Remedial Actions and liabilities, in the aggregate, could reasonably be expected to have a Material Adverse Effect;

                  (b) the Properties and all operations of the Company and Allied's other Subsidiaries are in compliance, and in the last five years have been in compliance, with all Environmental Laws and all necessary Environmental Permits have been obtained and are in effect, except to the extent that such non-compliance or failure to obtain any necessary permits, in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

                   (c) there have been no Releases or threatened Releases at, from, under or proximate to the Properties or otherwise in connection with the operations of the Company or Allied's other Subsidiaries, which Releases or threatened Releases, in the aggregate, could reasonably be expected to have a Material Adverse Effect;

                  (d) no member of the Allied Group has received any notice of an Environmental Claim in connection with the Properties or the operations of the Company or any of Allied's Subsidiaries or with regard to any Person whose liabilities for environmental matters any member of the Allied Group has retained or assumed, in whole or in part, contractually, by operation of law or otherwise, which, in the aggregate, could reasonably be expected to have a Material Adverse Effect; and

                  (e) Hazardous Materials have not been transported from the Properties, nor have Hazardous Materials been generated, treated, stored or disposed of at, on or under any of the Properties in a manner that could give rise to liability under any Environmental Law, nor have the Company or any of Allied's other Subsidiaries retained or assumed any liability, contractually, by operation of law or otherwise, with respect to the generation, treatment, storage or disposal of Hazardous Materials, which transportation, generation, treatment, storage or disposal, or retained or assumed liabilities, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 4.17.     Insurance.
  Schedule 4.17 sets forth a true, complete and correct description of all material insurance maintained by Allied and the Company (including insurance maintained by Allied or the Company for Allied's Subsidiaries) as of the Closing Date. As of the Closing Date, such insurance is in full force and effect and all premiums which have become due and payable have been duly paid. Each member of the Allied Group maintains insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

Section 4.18.     Labor Matters.
  As of the Closing Date, there are no strikes, lockouts or slowdowns against any member of the Allied Group pending or, to the knowledge of Allied or the Company, threatened, which could reasonably be expected to have a Material Adverse Effect. The hours worked by and payments made to employees of the Allied Group do not violate the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, in a manner which could reasonably be expected to have a Material Adverse Effect. All payments due from members of the Allied Group, or for which any claim may be made against any member of the Allied Group, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such member, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. The consummation of the Credit Agreement Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any member of the Allied Group is bound, except where such event could not reasonably be expected to have a Material Adverse Effect.

Section 4.19.     Solvency.
  Immediately after the consummation of the Credit Agreement Transactions to occur on the Closing Date and immediately following the making of each Advance and after giving effect to the application of the proceeds thereof, and taking into account all rights of indemnity, subrogation and contribution of the Obligors under applicable law and under Section 9.08, each Obligor is Solvent.

Section 4.20.              Intellectual Property.
  Each member of the Allied Group owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted, except for any failure to so own or license Intellectual Property which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No claim has been asserted and is pending against any member of the Allied Group challenging or questioning the use of any
Intellectual Property by them or the validity or effectiveness of any Intellectual Property used by them, except for any claims, which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The use of Intellectual Property by the members of the Allied Group does not infringe on the rights of any Person in any material respect and in any manner which could reasonably be expected to have a Material Adverse Effect.

                  Section 4.21. Year 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the computer systems of Allied and its Subsidiaries and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the systems of Allied and its Subsidiaries interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed in all material respects by June 30, 1999. The aggregate cost to Allied and its Subsidiaries of such reprogramming and testing, and of the reasonably foreseeable consequences of year 2000 to Allied and its Subsidiaries resulting from reprogramming errors and the failure of others' systems or equipment, cannot reasonably be expected to have a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of Allied and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit Allied and its Subsidiaries to conduct its business without the occurrence of a Material Adverse Effect.


ARTICLE V
                              AFFIRMATIVE COVENANTS
                  Each Obligor covenants and agrees with each Lender that so long as this Agreement shall remain in effect, until the Revolving Credit Commitments have been terminated and the principal of and interest on each Advance, all fees and all other expenses or amounts payable under the Loan Documents shall have been paid in full, all Letters of Credit have been canceled or have expired (or fully collateralized with cash or one or more letters of credit acceptable to the relevant Issuing Banks and the Administrative Agent) and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing:

Section 5.01. Existence; Businesses and Properties. Each of the Obligors will, and will cause each of its Subsidiaries to:

                  (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.06, except that, after notice to and consultation with the Administrative Agent, any
         Subsidiary of Allied (other than the Company) may terminate its existence.

                  (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply with all applicable laws, rules, regulations and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted, except for failures to comply which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times, except for failures to maintain and preserve property that could not reasonably be expected to have a Material Adverse Effect.

Section 5.02.     Insurance.
  Each of the Obligors will, and will cause each of its Subsidiaries to:

                  (a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law.

                  (b) Cause all such policies to be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement, in form and substance satisfactory to the Administrative Agent, which endorsement shall provide that, from and after the Closing Date, if the insurance carrier shall have received written notice from the Administrative Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Company or the other Obligors under such policies directly to the Administrative Agent; and deliver original or certified copies of all such policies to the Administrative Agent.

                  (c) If any separate or additional property, casualty or "umbrella" insurance policy is known by a Responsible Officer to have been obtained by the Company or any other member of the Allied Group, notify the Administrative Agent thereof promptly, and promptly deliver to the Administrative Agent a duplicate original copy of such policy.

Section 5.03.     Obligations and Taxes.
            Each of the Obligors will, and will cause each of its Subsidiaries to, pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided that (x) such payment of Indebtedness shall not be required pursuant to this Section 5.03 to the extent failure to so pay could not reasonably be expected to have a Material Adverse Effect; and (y) such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and Allied shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien.

Section 5.04.     Financial Statements, Reports, etc.
  Allied shall furnish to the Administrative Agent:

                  (a) within seven days after the filing of Allied's Annual Report on Form 10-K with respect to each fiscal year (and in any event within 105 days after the end of such fiscal year), (x) its Consolidated balance sheet and related statements of operations, stockholders' equity and cash flows showing the financial condition of Allied and its Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year, all audited by Arthur Andersen LLP or other independent public accountants of recognized national standing acceptable to the Administrative Agent and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such Consolidated financial statements fairly present the financial condition and results of operations of Allied and its Subsidiaries on a Consolidated basis in accordance with GAAP; (y) a calculation of the Leverage Ratio as at the last day of such fiscal year; and (z) annual consolidating income statements for Allied and each of its operating regions;

                  (b) within seven days after the filing of Allied's Quarterly Report on Form 10-Q with respect to each of the first three fiscal quarters of each fiscal year (and in any event within 55 days after the end of each such fiscal quarter), (x) its Consolidated balance sheet and related statements of operations, stockholders' equity and cash flows showing the financial condition of Allied and its Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of Allied and its Subsidiaries on a Consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and lack of footnote disclosures; (y) a calculation of the Leverage Ratio as at the last day of such fiscal quarter; and (z) quarterly consolidating income statements for Allied;

                  (c) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a certificate of the accounting firm or Financial Officer opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations) (i) certifying that in making its examination in connection with rendering such opinion or certificate with respect to such statements, such Person has not obtained knowledge that an Event of Default or Default has occurred or, if such Financial Officer has obtained knowledge that an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenants contained in Section 6.02, 6.04, 6.05, 6.06, 6.07, 6.11 and 6.12;

                  (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any member of the Allied Group with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;

                  (e) within 55 days after the end of each fiscal quarter, (x) a report in form and substance satisfactory to the Administrative Agent of all Permitted Acquisitions consummated during such quarter, which report shall identify, inter alia, each Permitted Acquisition having total Acquisition Consideration of $5,000,000 or more (a "Large Acquisition") and, for each Large Acquisition, a description of the total Acquisition Consideration therefor; and (y) a list of all of the Company's Domestic Subsidiaries;

                  (f) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of members of the Allied Group, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request; and

                  (g) within 60 days after the beginning of each fiscal year, a copy of the annual business plan of Allied and forecasts, prepared by management of Allied, in each case in form and detail reasonably satisfactory to the Administrative Agent, of Allied's Consolidated balance sheets and related statements of operations and cash flows on a quarterly basis for such fiscal year and on an annual basis for each of the following fiscal years remaining during the term of this Agreement.

Section 5.05.     Litigation and Other Notices.
  Each of the Obligors will, and will cause each of its Subsidiaries to furnish to the Administrative Agent, each Issuing Bank and each Lender:

                  (a) as soon as possible and in any event within five Business Days after any Responsible Officer knows or has reason to believe that a Default or Event of Default has occurred, written notice specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

                  (b) as soon as possible and in any event within five Business Days after any Responsible Officer has knowledge thereof, written notice of the filing or commencement of, or of any threat or notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against any member of the Allied Group that could reasonably be expected to have a Material Adverse Effect;

                  (c) prompt written notice of any development known to any Responsible Officer that has had, or could reasonably be expected to have, a Material Adverse Effect; and

                  (d) as soon as possible and in any event within five Business Days after any Responsible Officer knows or has reason to believe that a Change in Control has occurred or is reasonably likely to occur, written notice of such Change in Control.

Section 5.06. Employee Benefits. Each of the Obligors will, and will cause each of its Subsidiaries to:

                  (a) comply in all material respects with the applicable provisions of ERISA and the Code, except where non-compliance could not reasonably be expected to have a Material Adverse Effect; and

                  (b) furnish to the Administrative Agent (i) as soon as possible after, and in any event within 10 days after any Responsible Officer knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in liability of any member of the Allied Group in an aggregate amount exceeding $5,000,000 or (ii) requiring payments by any member of the Allied Group exceeding $2,500,000 in any year, a statement of a Financial Officer of the Company setting forth details as to such ERISA Event and the action, if any, that the Company proposes to take with respect thereto.

Section 5.07. Maintaining Records; Access to Properties and Inspections. Each of the Obligors will, and will cause each of its Subsidiaries to, keep proper books of record and account in conformity with GAAP. Each Obligor will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender to visit and inspect the financial records and the properties of members of the Allied Group at reasonable times and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent or any Lender to discuss the affairs, finances and condition of members of the Allied Group with the officers thereof and independent accountants therefor.

Section 5.08.     Environmental Laws.
  Each of the Obligors will, and will cause each of its Subsidiaries to:

                  (a) comply, and cause all lessees and other Persons occupying its Properties to comply, in all respects with all Environmental Laws and Environmental Permits applicable to its operations and Properties; obtain and renew all Environmental Permits necessary for its operations and Properties; and conduct any Remedial Action in accordance with Environmental Laws, except where such non-compliance or failure to obtain or renew Environmental Permits or to conduct any Remedial Action could not reasonably be expected to have a Material Adverse Effect; provided that no member of the Allied Group shall be required to undertake any Remedial Action to the extent that any applicable obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances; and

                  (b) with respect to any Permitted Acquisition having Acquisition Consideration in excess of $10,000,000, and any acquisition of any other ownership or leasehold interest in, or the entry into any agreement to conduct operations of, any landfill, transfer station or other waste treatment or disposal facility the total consideration of which is in excess of $10,000,000:

                           (i) prior to  consummating  any such  acquisition  or
                  commencement of any operations under any such agreement or lease, obtain and review a favorable written assessment, prepared by an environmental consulting firm recognized within the municipal solid waste industry and among environmental professionals as competent and reputable and which the Company has reasonably determined to be suitable, that reasonably addresses the environmental compliance and liability issues associated with the subject of such acquisition, agreement or lease (an "Environmental Assessment"); and

                           (ii) furnish  such  Environmental  Assessment  to the
                  Administrative Agent promptly following such acquisition or the commencement of any operations under such an agreement or lease.

Section 5.09.     Preparation of Environmental Reports.
  The Company and each other member of the Allied Group hereby agrees that, if a Default or Event of Default caused by reason of a breach of Section 4.16 or 5.08 shall have occurred and be continuing, the Administrative Agent is authorized to engage an environmental consulting firm selected by the Administrative Agent to prepare, on behalf of the Administrative Agent, the Lenders and the Issuing Banks but at the sole cost and expense of the Company, an environmental site assessment report for the Properties which are the subject of such default, which environmental site assessment report shall indicate the presence or absence of Hazardous Materials and, to the extent feasible under the circumstances, the estimated cost of any compliance or Remedial Action (if such costs are reasonably ascertainable at such time) in connection with such Properties. Each Obligor will, and will cause each of its Subsidiaries to, cooperate fully with the Administrative Agent and such environmental consulting firms in their preparation of such environmental assessment reports, including (without limitation), permitting any representatives designated by the Administrative Agent or such environmental consulting firms to visit and inspect the related Properties at reasonable times and as often as reasonably requested and to make extracts from and copies of environmental records of the members of the Allied Group. If requested by the Company, the Company shall be entitled to have access to the data relating to such environmental assessment reports.

Section 5.10.     Further Assurances.
  Each of the Obligors will, and will cause each of its Subsidiaries (other than Inactive Subsidiaries) to:

                  (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including, without limitation, filing Uniform Commercial Code and other financing statements) that the Required Lenders or the Administrative Agent may reasonably request in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents (subject to Liens permitted under the Loan Documents).

                  (b) Take such action from time to time as shall be necessary to ensure that all Specified Subsidiaries (including Specified Subsidiaries formed or acquired pursuant to Permitted Acquisitions) are "Subsidiary Guarantors" hereunder, that all of the capital stock or other ownership interests of Specified Subsidiaries owned by the Company and the Specified Subsidiaries is pledged to the Administrative Agent pursuant to the Security Agreement and that substantially all of the personal property (in any event excluding landfills) of the Company and the Specified Subsidiaries (including assets acquired pursuant to Permitted Acquisitions) is pledged to the Administrative Agent pursuant to the Security Agreement. Without limiting the generality of the foregoing, in the event that the Company or any of the Specified Subsidiaries shall form or acquire any new Subsidiary after June 1, 1998 that shall constitute a Specified Subsidiary, and in connection with each Permitted Acquisition, the Company and the Specified Subsidiaries will, within the Required Period therefor:

                           (i) cause each new  Specified  Subsidiary to become a
                  "Subsidiary Guarantor" hereunder and a "Grantor" under the Security Agreement pursuant to an Assumption Agreement;

                           (ii) take and cause each new Specified  Subsidiary to
                  take such action (including, without limitation, delivering such shares of stock or other certificated ownership interests and executing and delivering such Uniform Commercial Code financing statements) as shall be necessary to create and perfect valid and enforceable first priority Liens (subject only to Liens permitted under the Loan Documents) on substantially all of the personal property (in any event excluding landfills) of such new Specified Subsidiary and on substantially all of the personal property (in any event excluding landfills) acquired pursuant to each Permitted Acquisition, as collateral security for the Obligations hereunder and under the other Loan Documents;

                           (iii) deliver all certificates evidencing capital stock or other ownership interests in such new Specified Subsidiary owned by members of the Allied Group, each accompanied by undated stock powers executed in blank; and

                           (iv) deliver such proof of corporate or other company
                  action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 3.01 on the Closing Date or as the Administrative Agent shall have reasonably requested.

                  (c) At its own cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties (including real property but excluding landfills) as the Administrative Agent or the Required Lenders shall designate (it being understood that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of the Obligors (including real and other properties acquired subsequent to the Closing Date, but in any event excluding landfills)). Such security interests and Liens will be created under Security Documents in form and substance satisfactory to the Administrative Agent, and shall be accompanied by all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Administrative Agent shall reasonably request.

Notwithstanding the foregoing provisions of this Section 5.10, no member of the Allied Group shall be required to pledge to, or create or perfect a security interest in favor of, the Administrative Agent any property that is then subject to a negative pledge clause permitted under Section 6.03, provided that (1) to the extent reasonably requested by the Administrative Agent or the Required Lenders, the Company shall use reasonable efforts to limit the property subject to any negative pledge clause contained in documentation providing for Indebtedness secured by Liens in accordance with Section 6.02(k); and (2) the Company shall from time to time deliver to the Administrative Agent such documents and other information as the Administrative Agent or any Lender may reasonably request relating to such negative pledge clauses and the property subject thereto.

Section 5.11.     Compliance with Terms of Leaseholds.
  Each of the Obligors will, and will cause each of its Subsidiaries to make all payments and otherwise perform all obligations in respect of all leases of real property to which a member of the Allied Group is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or canceled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default and cause each of Allied's Subsidiaries to do so, except, in any case, where the failure to do any of the foregoing, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect.

Section 5.12.     Performance of Material Agreements.
  Each of the Obligors will, and will cause each of its Subsidiaries to perform and observe all of the terms and provisions of each Material Agreement, maintain each such Material Agreement in full force and effect, enforce such Material Agreement in accordance with its terms, and cause each of Allied's Subsidiaries to do so, except, in any case, where the failure to do any of the foregoing, either individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect; and take all action as may be from time to time reasonably requested by the Administrative Agent or the Required Lenders (through the Administrative Agent) to request and obtain information and reports required to be provided by each other party to each such Material Agreement.

Section 5.13.     Junior Indebtedness.
  For so long as any Junior Indebtedness is outstanding, Allied shall deliver to the Administrative Agent, on or prior to the last day of each fiscal year, evidence reasonably satisfactory to the Administrative Agent that the members of the Allied Group will be in compliance with the financial covenants (if any) set forth therein (including compliance as a result of a waiver or amendment of the terms thereof).

Section 5.14.     Inactive Subsidiaries.
  The Company shall cause each Inactive Subsidiary to be dissolved within 90 days of the date hereof; provided that if after such period the Company has not caused any Inactive Subsidiary to be so dissolved, then each such Inactive Subsidiary shall deemed to be (as of such 90th day) a newly formed Specified Subsidiary for purposes of Section 5.10(b).

Section 5.15.     Year 2000.
  The Company will use its reasonable best efforts to ensure that any computer systems and/or software used in the operation of Allied's or any of its Subsidiaries' businesses is modified or replaced to the extent necessary to prevent or avoid any the occurrence of any Material Adverse Effect as a result of the commencement of the year 2000.


ARTICLE VI
                               NEGATIVE COVENANTS
                  Each Obligor covenants and agrees with each Lender that so long as this Agreement shall remain in effect, until the Revolving Credit Commitments have been terminated and the principal of and interest on each Advance, all fees and all other expenses or amounts payable under the Loan Documents shall have been paid in full, all Letters of Credit have been canceled or have expired (or fully collateralized with cash or one or more letters of credit acceptable to the relevant Issuing Banks and the Administrative Agent) and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing:

Section 6.01.     Indebtedness.
  None of the Obligors will, nor will they cause or permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness secured by a Lien except Liens permitted by Section 6.02.

Section 6.02.     Liens.
  None of the Obligors will, nor will they cause or permit any of its Subsidiaries to create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any Person, including any Subsidiary of Allied) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

                  (a) Liens on properties or assets of members of the Allied Group existing on the date hereof and set forth in Schedule 6.02 (excluding, however, following the making of the initial extensions of credit hereunder, the Indebtedness to be repaid with the proceeds of such Advances, as indicated on Schedule 6.02); provided that such Liens shall secure only those obligations (and extensions, renewals and refinancings thereof) which they secure on the date hereof;

                  (b)  Liens created under the Loan Documents;

                  (c) Liens for taxes not yet due or which are being contested in compliance with Section 5.03;

                  (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in compliance with Section 5.03;

                  (e)  pledges  and  deposits  made in the  ordinary  course  of
         business  in  compliance  with  worker's   compensation,   unemployment
         insurance and other social security laws or regulations;

                  (f) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (g) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of members of the Allied Group;

                   (h) Liens arising out of Capital Lease Obligations, so long as such Liens (i) attach only to the property subject to the related capitalized lease, (ii) the aggregate principal component of Capital Lease Obligations incurred in any fiscal year shall not exceed $50,000,000 and (iii) the aggregate principal component of Capital Lease Obligations incurred after the Closing Date shall not exceed $200,000,000;

                  (i) Liens arising out of judgments or awards (other than any judgment that is described in clause (i) of Article VII which constitutes an Event of Default thereunder) in respect of which Allied shall in good faith be prosecuting an appeal or proceedings for review and in respect of which it shall have secured a subsisting stay of execution pending such appeal or proceedings for review, provided Allied shall have set aside on its books adequate reserves, in accordance with GAAP, with respect to such judgment or award;

                  (j) Liens arising from Uniform Commercial Code financing statements and similar documents filed on a precautionary basis in respect of operating leases intended by the parties to be true leases (other than any such leases entered into in violation of this Agreement); and

                  (k) additional Liens on property (but not on the capital stock or other ownership interests of any Domestic Subsidiary of the Company or on any landfill) to secure Indebtedness (including, without limitation, Capital Lease Obligations in addition to those permitted under paragraph (h) of this Section 6.02) so long as the aggregate principal amount of such Indebtedness does not at any time exceed 7.5% of Total Assets.

Section 6.03.     No Other Negative Pledge.
  None of the Obligors will, nor will they cause or permit any of its Subsidiaries to, enter into any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than:

                  (i) in favor of the Administrative Agent, the Lenders and the Issuing Banks;

                  (ii) in favor of the holders of the Allied Waste Senior Subordinated Notes, the holders of the Allied Senior Notes or any trustee for such holders;

                  (iii) in connection with Indebtedness that may be secured by a Lien in compliance with Section 6.02(a), (h), (j) or (k), provided that such prohibition or condition does not apply to any property or assets not subject to such Lien;

                  (iv) in connection with any lease permitted under Section 6.04 solely to the extent that such lease prohibits a Lien on the lease or the property subject to such lease; or

                  (v) pursuant to any agreement entered into by any member of the Allied Group in connection with an Asset Sale for the period beginning with the date such agreement is entered into through the date such Asset Sale is consummated, provided that (x) such negative pledge shall only relate to the property being sold pursuant to such Asset Sale and (y) such Asset Sale is permitted hereunder.

Section 6.04.     Sale and Lease-Back Transactions.
  None of the Obligors will, nor will they cause or permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred; provided that (1) the Company may enter into any such transaction with respect to any lease that is (A) required to be capitalized in accordance with GAAP, and in compliance with Section 6.02(h) or (k) or (B) is of the type permitted by Section 6.02(j); and (2) the aggregate fair market value of property that is the subject of such a sale-leaseback transaction after the Closing Date shall not exceed 3.5% of Total Assets.

Section 6.05.     Investments, Loans and Advances.
  None of the Obligors will, nor will they cause or permit any of its Subsidiaries to, purchase, hold or acquire any capital stock or other ownership interests, evidences of Indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other Person, except:

                  (a) investments by Allied and the Company (i) existing on the date hereof and (ii) made after the date hereof in the capital stock or other ownership interests of the Company and the Subsidiary Guarantors; loans or advances by the Company or any wholly owned Subsidiary of Allied to the Company or any wholly owned Subsidiary of Allied; and loans or advances by the Company or any wholly owned Subsidiary of Allied to Allied or by Allied to the Company or any wholly owned Subsidiary of Allied; provided that in any event no Obligor shall make any investments in, or loans or advances to, Reliant Insurance or any of its Subsidiaries after the date hereof (other than in accordance with clause (j) below);

                  (b)  Permitted Investments;

                  (c) loans and advances to employees of members of the Allied Group for travel, entertainment and relocation expenses in the ordinary course of their business;

                  (d) loans by members of the Allied Group to their employees in connection with management incentive plans not to exceed $10,000,000 at any time outstanding; provided that such limitation shall not apply to loans the proceeds of which are used to purchase common stock of Allied;

                  (e) investments constituting Capital Expenditures permitted under Section 6.11;

                  (f) investments in the capital stock or other ownership interests of any Specified Subsidiary formed after the date hereof, provided that (i) such capital stock or interest is pledged to the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Security Agreement and (ii) the Company and such Subsidiary comply with the applicable provisions of Section 5.10 with respect to such newly formed Subsidiary;

                  (g)  Interest Rate Protection Agreements;

                  (h)  Permitted Call/Option Agreements;

                  (i) investments made after the Closing Date in joint ventures and other business entities (in each case that are not Subsidiaries of the Company) that are engaged in the same line or lines of business as the Company and its Subsidiaries, or other business activities incidental thereto, in an aggregate amount not to exceed $50,000,000;

                  (j)  loans  and   advances   (x)  to  Persons   that  are  not
         Subsidiaries or other Affiliates of Allied and (y) to Reliant Insurance, in each case made after the Closing Date and in an aggregate amount not exceeding $10,000,000;

                  (k) extensions of trade credit in the ordinary course of business in an aggregate amount not at any time exceeding $1,000,000;

                  (l)  receivables  owing to members  of the  Allied  Group that
         arise  in  the   ordinary   course  of  business  and  are  payable  or
         dischargeable in accordance with customary trade terms; and

                  (m) one or more non-hostile acquisitions by the Company or any of its Subsidiaries of a business unit (with any associated assets) located in the United States or capital stock or other ownership interests (other than Margin Stock) of any other Person organized under the laws of the United States, any state thereof or the District of Columbia; provided that:

                           (1) in the case of an  acquisition  of  assets,  such
                  assets are to be used, and in the case of an acquisition of capital stock or other ownership interests, the Person so acquired is engaged in, the same line of business as the Company and its Subsidiaries and other business activities incidental thereto;

                           (2) the business acquired conducts its business exclusively in the United States;

                           (3) in connection with any such acquisition involving
                  a merger of the Company or any of its Subsidiaries, either (x) the Company or such Subsidiary shall be the survivor (and if any such acquisition involves a merger of the Company and one of its Subsidiaries, the Company shall be the survivor); or
                  (y) (I) the successor shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia (the "Successor Corporation") and shall expressly assume, by amendment to this Agreement executed by the Obligors and such Successor
                  Corporation and in form and substance satisfactory to the Required Lenders and the Administrative Agent, all of the obligations of the Company or such Subsidiary, as the case may be, hereunder and under the other the Loan Documents and (II) in the case of a merger involving the Company, the Company shall have delivered to the Administrative Agent a certificate signed by an executive officer of the Company and a written opinion of counsel satisfactory to the Administrative Agent (who may be counsel to the Company), each stating that such transaction and such amendment to this Agreement comply with this Section 6.05(m) and that all conditions precedent herein provided for relating to such transaction have been satisfied;

                           (4) immediately prior to and after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing;

                           (5) during the  Required  Period with respect to such
                  acquisition, the Obligors shall comply with their obligations under Section 5.10 with respect to the related Acquired Business;

                           (6) in the case of an acquisition of capital stock or
                  other ownership interests of a Person, the Company or one of its Subsidiaries acquires a majority of the capital stock or other ownership interests of such Person; and

                           (7) the prior written  consent of the  Administrative
                  Agent and the Required Lenders shall be required with respect to any acquisition (whether in one transaction or a series of related transactions) where the Acquisition Consideration therefor exceeds 40% of Consolidated EBITDA for the Rolling Period ending on the last day of the most recent fiscal quarter with respect to which financial statements have been delivered pursuant to Section 5.04.

         Any acquisition satisfying each of the criteria set forth in this clause (m) is referred to herein as a "Permitted Acquisition".

Section 6.06. Mergers, Consolidations, Sales of Assets and Acquisitions. None of the Obligors will, nor will they cause or permit any of its
Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or conduct any Asset Sale of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired), or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other Person, except that:

                  (a) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (i) any wholly owned Subsidiary of Allied may merge into the Company in a transaction in which the Company is the surviving
         corporation;   (ii)  any   Subsidiary  of  Allied  may  merge  into  or
         consolidate with any other Subsidiary of Allied in a transaction in which the surviving entity is a wholly owned Subsidiary of Allied and no Person other than the Company or a wholly owned Subsidiary of Allied receives any consideration; and (iii) in connection with one or more Permitted Acquisitions, the Company or any of its Subsidiaries may merge with or into another Person to the extent permitted under Section 6.05(m)(3)(y) (provided that, for all purposes of this paragraph (a), Reliant Insurance shall not merge into Allied, the Company or any other Subsidiary of Allied);

                  (b) any Subsidiary of Allied (other than the Company) may change the jurisdiction in which it is incorporated so long as the new jurisdiction is in the United States;

                  (c) the Company or any of its Subsidiaries (other than Reliant Insurance) may make Permitted Acquisitions; and

                  (d) the Company or any of its Subsidiaries may conduct an Asset Sale of a type not described in this Section 6.06, provided that
         (1) the Net Available Proceeds thereof are applied in the manner and to the extent required under Section 2.05(b) and (2) any Asset Sale of assets or stock having a fair market value in excess of 2% of Total Assets shall not be permitted without the prior consent of the Required Lenders.

Section 6.07. Dividends and Distributions; Restrictions on Ability of Subsidiaries to Pay Dividends; Preferred Stock.
  None of the Obligors will, nor will they cause or permit any of its Subsidiaries to:

                  (a) Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its capital stock or other ownership interests or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Subsidiary of Allied to purchase or acquire) any shares of any class of its capital stock or other ownership interests or set aside any amount for any such purpose; provided that:

                           (1) Any Subsidiary of the Company may declare and pay
                  dividends or make other distributions to the Company.

                           (2) Each  member of the Allied  Group may declare and
                  pay dividends in shares of its common stock.

                           (3) So long as no Default  or Event of Default  shall
                  have occurred and be continuing, Allied may:

                                    (A)  declare and pay cash  dividends  on its
                           common stock, provided that the aggregate amount of cash dividends so payable in any fiscal year of Allied shall not exceed 50% of Allied's net income (determined in accordance with GAAP) for the immediately preceding fiscal year; and

                                    (B)  declare  and  pay  cash   dividends  in
                           respect of its Cash-Pay Preferred Stock (provided that if the initial issuance of such Cash-Pay Preferred Stock required the approval of all or some of the Lenders or the Administrative Agent hereunder, then the cash dividends in respect of such Cash-Pay Preferred Stock shall be allowed under this clause
                           (B) only to the extent such payments would be required to be made under the terms of such Cash-Pay Preferred Stock as so approved by such Lenders or the Administrative Agent, as the case may be, without giving effect to any subsequent amendment or modification thereof not agreed to in writing by the Required Lenders).

                           (4) The Company may declare and make dividend payments to Allied solely to the extent necessary for Allied to pay for administrative expenses to conduct its business in accordance with Sections 5.01(b) and 6.09.

                           (5) In addition to the dividend  payments referred to
                  in clause (4) above, the Company may declare and make dividend payments to Allied to enable Allied to make:

                                    (A) payments of cash  interest then required
                           in respect of the Allied Senior Notes (but only to the extent such payments would be required to be made under the indenture for the Allied Senior Notes as in effect on the Closing Date, without giving effect to any amendment or modification thereof after the Closing Date not agreed to in writing by the Required Lenders);

                                    (B) payments of cash  interest then required
                           in respect of other Indebtedness of Allied (so long as such Indebtedness is incurred in compliance with the terms of this Agreement); and

                                    (C) the  dividend  payments  referred  to in
                  clause (3) above,

                  provided that all dividend payments in accordance with this paragraph (5) are subject to the satisfaction of the following conditions on the date of such dividend payment and after giving effect thereto:

                                    (i)  no Default or Event of Default shall
                           have occurred and be continuing; and

                                    (ii)  such  dividend  payment  shall be made
                           within five days of the dates on which such interest in respect of the Allied Senior Notes, such interest in respect of such other Indebtedness or such cash dividends shall be payable by Allied, as the case may be.

                  (b) Permit its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (1) pay any dividends or make any other distributions on its capital stock or any other ownership interest or (2) make or repay any loans or advances to the Company or the parent of such Subsidiary, except for:

                           (x) restrictions under the Allied Waste Senior Subordinated Notes and the Allied Senior Notes (or any restrictions under any refinancings thereof permitted by the terms of this Agreement, so long as such restrictions are no less favorable to the Lenders (as reasonably determined by the Administrative Agent) than restrictions under the Allied Waste Senior Subordinated Notes or Allied Senior Notes, as the case may be), but only to the extent such restriction restricts dividend payments to Allied by the Company or any Subsidiary of the Company; and

                           (y) pursuant to any agreement entered into by any member of the Allied Group in connection with an Asset Sale for the period beginning with the date such agreement is entered into through the date that such Asset Sale is consummated, provided that (A) such restrictions only restrict dividends to be paid by any Subsidiary of Allied in respect of the capital stock or assets that are being sold pursuant to such Asset Sale and (B) such Asset Sale is permitted hereunder.

                  (c) Issue any Cash-Pay Preferred Stock unless (1) the Net Available Proceeds thereof are applied in the manner and to the extent required under Section 2.05(b)(iii); (2) no Default or Event of Default under Section 6.12 (determined on a pro forma basis after giving effect to such issuance) would occur; and (3) after giving effect to such issuance no other Default or Event of Default shall have occurred and be continuing.

Section 6.08.     Transactions with Affiliates.
  None of the Obligors will, nor will they cause or permit any of its Subsidiaries to, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except:

                  (a) with Allied, the Company or any wholly owned Subsidiary of Allied; or

                  (b) that any member of the Allied Group may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the members of the Allied Group than could be obtained on an arm's-length basis from unrelated third parties.

Section 6.09.     Business of Allied, Company and Subsidiaries.
  None of the Obligors will, nor will they cause or permit any of its Subsidiaries to:

                  (a) Engage at any time, (i) in the case of the Company and each of its Subsidiaries (other than Reliant Insurance), in any business or business activity other than the business currently conducted by them and business activities reasonably incidental thereto and (ii) in the case of Allied, in any business or business activity other than the ownership of all the outstanding stock of the Company and all activities reasonably incidental thereto and other than being an obligor under the Allied Senior Notes or other Indebtedness of Allied permitted to be incurred hereunder.

                  (b) Enter into any general partnership arrangement other than through a special purpose wholly owned Subsidiary, provided that any investments associated with such general partnership shall be permitted hereunder.

In addition, none of the Obligors will permit Reliant Insurance to engage to any substantial extent in any line or lines of business or business activity other than the business currently conducted by Reliant Insurance and business activities reasonably incidental thereto.

Section 6.10.     Other Indebtedness and Agreements.
  None of the Obligors will, nor will they cause or permit any of its Subsidiaries to:

                  (a) Permit any waiver, supplement, modification, amendment, termination or release of (i) any Material Agreement or (ii) any indenture, instrument or agreement pursuant to which any Indebtedness or Preferred Stock of any member of the Allied Group is outstanding in an aggregate outstanding principal amount in excess of $25,000,000, or modify its charter or by-laws, in each case to the extent that any such waiver, supplement, modification, amendment, termination or release could reasonably be expected to have a Material Adverse Effect.

                  (b) Make any distribution, whether in cash, property, securities or a combination thereof, other than scheduled payments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or offer or commit to pay, or directly or indirectly redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, any Junior Indebtedness, except for refinancings (including subsequent refinancings) of Junior Indebtedness so long as the terms of the Indebtedness issued as part of such refinancing are no less favorable to the Lenders (as reasonably determined by the Administrative Agent) than the Junior Indebtedness so refinanced.

                  (c) Make any payment or prepayment of any Indebtedness that would violate the terms of this Agreement or of such Indebtedness, any agreement or document evidencing, related to or securing the payment or performance of such Indebtedness or any subordination agreement or provision applicable to such Indebtedness.

Section 6.11.     Capital Expenditures.
  None of the Obligors will, nor will they cause or permit any of its Subsidiaries to, permit the aggregate amount of Capital Expenditures by members of the Allied Group, taken as a whole, during any fiscal year to exceed the amount of Permitted Capital Expenditures for such fiscal year.

Section 6.12.     Financial Covenants.
  None of the Obligors will, nor will they cause or permit any of its Subsidiaries to:

                  (a) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio at any time to be less than 1.25 to 1.00.

                  (b) Leverage Ratio. Permit the Leverage Ratio at any time during any period set forth below to exceed the ratio set forth below opposite such period:

                           Period                                 Maximum Ratio

                  From and including the Closing Date
                    through and including December 30, 1998       5.00 to 1.00

                  From and including December 31, 1998
                    to and including December 30, 1999            4.50 to 1.00

                  From and including December 31, 1999
                    to and including December 30, 2000            4.00 to 1.00

                  From and including December 31, 2000
                    to and including December 30, 2001            3.50 to 1.00

                  From and after December 31, 2001                3.00 to 1.00

                  (c) Interest Expense Coverage Ratio. Permit the Interest Expense Coverage Ratio at any time during any period set forth below to be less than the ratio set forth below opposite such period:

                           Period                                 Minimum Ratio

                  From and including the Closing Date
                    through and including December 30, 1999       2.50 to 1.00

                  From December 31, 1999
                    through and including December 30, 2000       3.00 to 1.00

                  From and after December 31, 2000                3.50 to 1.00


ARTICLE VII
                                EVENTS OF DEFAULT
Section 7.01.     Events of Default.
  If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) any representation or warranty of any member of the Allied Group made or deemed made in or in connection with any Loan Document or the borrowings or issuances of Letters of Credit hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished; or

                  (b) the Company shall default in the payment of any principal of any Advance or any reimbursement obligation with respect to any Letter of Credit when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; or

                  (c) the Company shall default in the payment of any interest on any Advance or any fee or any other amount (other than an amount referred to in paragraph (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days; or

                  (d) any Obligor shall default in the due observance or performance of any covenant, condition or agreement contained in
         Section 5.01(a), 5.05 or 5.08 or in Article VI; or

                  (e) any Obligor shall default in the due observance or performance of any covenant, condition or agreement contained in any Loan Document (other than those specified in clauses (b), (c) and (d) above) and such default shall continue unremedied for a period of 15 days after notice thereof from the Administrative Agent or any Lender to the Company; or

                  (f) any member of the Allied Group shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $10,000,000 (after giving effect to any grace period provided in the underlying documentation providing for such Indebtedness, but in any event not in excess of five Business Days), when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity; or

                  (g)  an  involuntary  proceeding  shall  be  commenced  or  an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any Obligor, or of a substantial part of the property or assets of any Obligor, under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of the property or assets of any Obligor or (iii) the winding-up or liquidation of any Obligor; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

                  (h) any Obligor shall (i) voluntarily commence any proceeding or file any petition seeking relief under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of the property or assets of any Obligor, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its Indebtedness as it become due or (vii) take any action for the purpose of effecting any of the foregoing; or

                  (i) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against any Obligor (or any combination of Obligors) and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of any member of the Allied Group to enforce any such judgment; or

                  (j) any security interest purported to be created by any Security Document and required hereunder or thereunder to be perfected shall cease to be a valid, perfected, first priority (except as otherwise expressly permitted in this Agreement or the other Loan Documents) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results (x) from the failure of the Administrative Agent to maintain possession of certificates representing securities pledged under the Security Documents (except to the extent that such loss is covered by a lender's title insurance policy and the related insurer promptly after such loss shall have acknowledged in writing that such loss is covered by such title insurance policy) or (y) from any other action or inaction of the Administrative Agent that is found in a final, non-appealable judgment to constitute the gross negligence or willful misconduct of the Administrative Agent; or the Company or any other Obligor shall assert that any security interest purported to be created by any Security Document and required hereunder or thereunder to be perfected is not a valid, perfected, first priority (except as otherwise expressly permitted in this Agreement or the other Loan Documents) security interest in the securities, assets or properties purported to be covered thereby; or

                  (k) any Loan Document shall not be for any reason, or shall be asserted by any Obligor not to be, in full force and effect and enforceable in accordance with its terms; or

                  (l) any ERISA Event that could reasonably be expected to have a Material Adverse Effect shall have occurred and be continuing; or

                  (m) an Environmental Claim shall have been asserted against any member of the Allied Group or any of their respective Affiliates, that, in the reasonable judgment of the Required Lenders, is reasonably likely to be determined adversely to any member of the Allied Group, and the amount thereof (either individually or in the aggregate) is reasonably likely to have a Material Adverse Effect (insofar as such but after deducting any portion thereof that is reasonably expected to be paid by other creditworthy Persons jointly and severally liable therefor);

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Company, declare the obligation of each Lender to make Advances and of the Issuing Banks to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Company, declare the Advances and the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Advances and the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company; provided that in the event of an actual or deemed entry of an order for relief with respect to any Obligor or any of its Subsidiaries under the Bankruptcy Code, (x) the obligation of each Lender to make Advances and of the Issuing Banks to issue Letters of Credit shall automatically be terminated and (y) the Advances and the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Company.

Section 7.02.     Actions in Respect of the Letters of Credit Upon Default.
  If any Event of Default shall have occurred and be continuing, the Administrative Agent may, irrespective of whether it is taking any of the actions described in Section 7.01 or otherwise, make demand upon the Company to, and forthwith upon such demand the Company will, pay to the Administrative Agent on behalf of the Lenders in same day funds at the Administrative Agent's Account, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding, which funds shall be retained by the Administrative Agent in the L/C Collateral Account as collateral security for the Letter of Credit Liabilities until such time as the Letters of Credit shall have been terminated and all of such Letter of Credit Liabilities paid in full.

                  If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Lenders or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Company will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim.


ARTICLE VIII
                            THE ADMINISTRATIVE AGENT
Section 8.01.     Authorization and Action.
  Each Lender and Issuing Bank hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents, to which it is a party, as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, and shall not be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) except upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of the Notes; provided that the Administrative Agent shall not be required to take any action that exposes it to personal liability or that is contrary to any of the Loan Documents or applicable law. The Administrative Agent agrees to give to the Issuing Banks and Lenders prompt notice of each notice given to it by any Obligor pursuant to the terms of this Agreement.

                  Each  Lender  and   Issuing   Bank   hereby   authorizes   the
Administrative Agent to execute and deliver each of the Security Documents.

Section 8.02.     Administrative Agent's Reliance, Etc.
  Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 10.07; (ii) may consult with legal counsel (including counsel for any Obligor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by them in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Issuing Bank or Lender and shall not be responsible to any of them for any statements, warranties or representations made in or in connection with the Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Obligor or to inspect the property (including the books and records) of any Obligor; (v) shall not be responsible to any Issuing Bank or Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto; and
(vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

Section 8.03.     CUSA and Affiliates.
  With respect to its Commitments, the Advances made by it and the Notes issued to it, CUSA shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include CUSA in its individual capacity. CUSA and its Affiliates may accept deposits from, lend money to, act as trustee under indentures for, accept investment banking engagements from and generally engage in any kind of business with, any Obligor, any of its Subsidiaries, any of its Affiliates and any Person who may do business with or own securities of any Obligor or any such Subsidiary or Affiliate, all as if CUSA were not the Administrative Agent and without any duty to account therefor to the Lenders or Issuing Banks.

Section 8.04.     Lender Credit Decision.
  Each Lender and Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent, any other Issuing Bank or any other Lender and based on the financial statements referred to in Section 4.05 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, any other Issuing Bank or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

Section 8.05.     Indemnification.
  The Lenders agree to indemnify the Administrative Agent (to the extent not promptly reimbursed by the Company), ratably according to the principal amounts of the Notes then held by them, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against any of them in any way relating to or arising out of the Loan Documents or any action taken or omitted by any of them under the Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent. Without limitation of the foregoing, each Lender agrees to reimburse (x) the Administrative Agent promptly upon demand for its ratable share of any costs and expenses payable by the Company under Section 10.04 of this Agreement and (y) the Administrative Agent under the Security Documents, in each case to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Company.

Section 8.06.     Collateral Duties.

                  (a) Except for action expressly required of the Administrative Agent hereunder and under the other Loan Documents, the Administrative Agent shall in all cases be fully justified in refusing to act hereunder and thereunder unless it shall be further indemnified to its satisfaction by the Lenders proportionately in accordance with the Obligations then due and payable to each of them against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

                  (b) Except as expressly provided herein, the Administrative Agent shall have no duty to take any affirmative steps with respect to the collection of amounts payable in respect of the Collateral. The Administrative Agent shall incur no liability as a result of any private sale of the Collateral.

                  (c) The Lenders and Issuing Banks hereby consent, and agree upon written request by the Administrative Agent to execute and deliver such instruments and other documents as the Administrative Agent may deem desirable to confirm such consent, to the release of the Liens on any of the Collateral, including any release in connection with any Asset Sale of Collateral or any part thereof consummated in accordance with the Loan Documents.

                  (d) The parties hereto acknowledge that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, it being understood that neither the Administrative Agent nor any Lender or Issuing Bank shall have responsibility for (1) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Administrative Agent, any Lender or any Issuing Bank has or is deemed to have knowledge of such matters, or (2) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

Section 8.07. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Issuing Banks, the Lenders and the Company and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the Administrative Agent, then the retiring Administrative Agent may, on behalf of the Issuing Banks and the Lenders, appoint a successor Administrative Agent, which shall be an Initial Lender or a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent and such retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VIII shall inure to the benefit of the Administrative Agent as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and under the Security Documents.

Section 8.08.     Co-Syndication Agents and other Titles.
  The Co-Syndication Agents named on the cover page of this Agreement, and the Senior Managing Agents, Managing Agents and Co-Agents identified on the signature pages hereof, shall have no duties or liabilities to any Person hereunder or under the other Loan Documents except in their respective separate capacities as Lenders or Issuing Banks hereunder.


ARTICLE IX
                                  THE GUARANTEE
Section 9.01.     The Guarantee.
  Each of the Guarantors hereby, jointly and severally, guarantees to each Lender, each Issuing Bank and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of:

                  (a) the principal of and interest on the Advances made by the Lenders to, and the Notes held by each Lender of, the Company and all other amounts from time to time owing to the Lenders, the Issuing Banks and the Administrative Agent by the Company under this Agreement and under the Notes; and

                  (b) all amounts from time to time owing to the Lenders, the Issuing Banks and the Administrative Agent by any Obligor under any of the other Loan Documents (provided that, in the case of this clause
         (b), no Guarantor shall guarantee or otherwise be liable for any obligation or liability under the Loan Documents of any other Guarantor that is not both (x) a "Wholly Owned Restricted Subsidiary" of the Company as defined in the Allied Waste Senior Subordinated Notes Indenture and (y) either Allied or a "Restricted Subsidiary" as defined in the Allied Senior Notes Indenture), in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Guarantors hereby further jointly and severally agree that if the Company shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

Section 9.02.     Obligations Unconditional.


                  (a) The obligations of the Guarantors under Section 9.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Company under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this
Section 9.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances.

                  (b) Without  limiting the  generality of the foregoing  clause
(a), it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute, unconditional and joint and several, as described above:

                  (i) any modification or amendment (including without limitation by way of amendment, extension, renewal or waiver), or any acceleration or other change in the time for payment or performance of the terms of all or any part of the Guaranteed Obligations or any Loan Document, or any other agreement or instrument whatsoever relating thereto, or any modification of the Commitments;

                  (ii) any release, termination, waiver, abandonment, lapse or expiration, subordination or enforcement of the liability of any Guarantor under this Article IX or of any other guarantee of all or any part of the Guaranteed Obligations;

                  (iii) any  application of the proceeds of any other  guarantee
         (including without limitation any letter of credit or the obligations of any other guarantor of all or any part of the Guaranteed Obligations) to all or any part of the Guaranteed Obligations in any such manner and to such extent as the Administrative Agent may determine;

                  (iv) any release of any other Person (including without limitation any other guarantor with respect to all or any part of the Guaranteed Obligations) from any personal liability with respect to all or any part of the Guaranteed Obligations;

                  (v) any settlement, compromise, release, liquidation or enforcement, upon such terms and in such manner as the Administrative Agent may determine or as applicable law may dictate, of all or any part of the Guaranteed Obligations or any other guarantee of (including without limitation any letter of credit issued with respect to) all or any part of the Guaranteed Obligations;

                  (vi) the giving of any consent to the merger or consolidation of, the sale of substantial assets by, or other restructuring or termination of the corporate existence of the Company or any other Person or any disposition of any shares of any Guarantor;

                  (vii) any proceeding against the Company or any other guarantor of (including without limitation any issuer of any letter of credit issued with respect to) all or any part of the Guaranteed Obligations or any collateral provided by any other Person or the exercise of any rights, remedies, powers and privileges of the Administrative Agent, the Issuing Banks and the Lenders under the Loan Documents or otherwise in such order and such manner as the Administrative Agent may determine, regardless of whether the Lender shall have proceeded against or exhausted any collateral, right, remedy, power or privilege before proceeding to call upon or otherwise enforce this Article IX;

                  (viii) the entering into such other transactions or business dealings with the Company, Allied, any Subsidiary or Affiliate of the Company or any other guarantor of all or any part of the Guaranteed Obligations as the Administrative Agent, any Issuing Bank or any Lender may desire; or

                  (ix) all or any combination of any of the actions set forth in this Section 9.02(b).

                  (c) The enforceability and effectiveness of this Article IX and the liability of the Guarantors, and the rights, remedies, powers and privileges of the Administrative Agent, the Issuing Banks and the Lenders under this Article IX shall not be affected, limited, reduced, discharged or terminated, and each Guarantor hereby expressly waives to the fullest extent permitted by law any defense now or in the future arising, by reason of:

                  (i) the illegality, invalidity or unenforceability of all or any part of the Guaranteed Obligations, any Loan Document or any other agreement or instrument whatsoever relating to all or any part of the Guaranteed Obligations;

                  (ii) any disability or other defense with respect to all or any part of the Guaranteed Obligations, including the effect of any statute of limitations that may bar the enforcement of all or any part of the Guaranteed Obligations or the obligations of any such other guarantor;

                  (iii) the illegality, invalidity or unenforceability of any security for or other guarantee (including without limitation any letter of credit) of all or any part of the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of the priority of any Lien on any collateral for all or any part of the Guaranteed Obligations;

                  (iv) the cessation, for any cause whatsoever, of the liability of the Company or any other guarantor with respect to all or any part of the Guaranteed Obligations (other than, subject to Section 9.03 hereof, by reason of the full payment of all Guaranteed Obligations);

                  (v) any failure of the Administrative Agent, any Issuing Bank or any Lender to marshal assets in favor of the Company or any other Person (including any other guarantor of all or any part of the Guaranteed Obligations), to exhaust any collateral for all or any part of the Guaranteed Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against the Company or any other guarantor of all or any part of the Guaranteed Obligations (including any issuer of any letter of credit) or any other Person or to take any action whatsoever to mitigate or reduce such or any other Person's liability under this Article IX, the Administrative Agent, the Issuing Banks and the Lenders being under no obligation to take any such action notwithstanding the fact that all or any part of the Guaranteed Obligations may be due and payable and that the Company may be in default of its obligations under any Loan Document;

                  (vi) any counterclaim, set-off or other claim which the Company or any other guarantor of all or any part of the Guaranteed Obligations has or claims with respect to all or any part of the Guaranteed Obligations;

                  (vii) any failure of the Administrative Agent, any Issuing Bank or any Lender or any other Person to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person;

                  (viii)
         shapeType1fFlipH0fFlipV0lineColor16777215fPreferRelativeResize0any bankruptcy, insolvency, reorganization, winding-up or adjustment of debts, or appointment of a custodian, liquidator or the like of it, or similar proceedings commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any part of the Guaranteed Obligations (or any interest on all or any part of the Guaranteed Obligations) in or as a result of any such proceeding;

                  (ix) any action taken by the Administrative Agent, any Issuing Bank or any Lender that is authorized by this Section 9.02 or otherwise in this Article IX or by any other provision of any Loan Document or any omission to take any such action;

                  (x) any of the acts mentioned in any of the provisions of this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be done or omitted; or

                  (xi) any other circumstance whatsoever (other than payment in full of the Guaranteed Obligations) that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

                  (d) To the fullest extent permitted by law, each Guarantor expressly waives, for the benefit of the Administrative Agent, the Issuing Banks and the Lenders, all set-offs and counterclaims and all diligence, presentment, demand for payment or performance, notices of nonpayment or nonperformance, protest, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever, and any requirement that the Administrative Agent, any Issuing Bank or any Lender exhaust any right, power or remedy or proceed against the Company under this Agreement, any Note or any other Loan Document or other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations, and all notices of acceptance of this
Article IX or of the existence, creation, incurring or assumption of new or additional Guaranteed Obligations. Each Guarantor further expressly waives the benefit of any and all statutes of limitation, to the fullest extent permitted by applicable law.

                  (e) Each Guarantor further waives any right to which it may be entitled:

                  (i) that the assets of the Company first be used or depleted in satisfaction of the Company's obligations under this Agreement; and

                  (ii) to require that the Company be sued and all claims against the Company be completed prior to an action or proceeding being initiated against such Guarantor.

Section 9.03.     Reinstatement.
  The obligations of the Guarantors under this Article IX shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Company in respect of the relevant Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the relevant Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantors jointly and severally agree that they will indemnify the Administrative Agent, each Issuing Bank and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Administrative Agent, such Issuing Bank or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

Section 9.04.     Subrogation.
  To the extent that, as a result of this Article IX, any Lender or Issuing Bank would be subject to an extended preference period under Section 547 of the Bankruptcy Code, each Guarantor hereby waives all rights of subrogation, whether arising by contract or operation of law (including, without limitation, any such right arising under the Bankruptcy Code) or otherwise, by reason of any payment by it pursuant to the provisions of this Article IX and agrees with the Company for the benefit of each of its creditors (including, without limitation, each Lender, each Issuing Bank and the Administrative Agent) that any such payment by it shall constitute a contribution of capital by such Guarantor to the Company (or an investment in the equity capital of the Company by such Guarantor).

Section 9.05.     Remedies.
  The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders and Issuing Banks, the obligations of the Company under this
Agreement and the Notes may be declared to be forthwith due and payable as provided in Article VII (and shall be deemed to have become automatically due and payable in the circumstances provided in said Article VII) for purposes of
Section 9.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Company and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Company) shall forthwith become due and payable by the Guarantors for purposes of said Section 9.01.

Section 9.06.     Instrument for the Payment of Money.
  Each Guarantor hereby acknowledges that the guarantee in this Article IX constitutes an instrument for the payment of money, and consents and agrees that any Lender, any Issuing Bank or the Administrative Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR
Section 3213.

Section 9.07.     Continuing Guarantee.
  The guarantee in this Article IX is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

Section 9.08.     Rights of Contribution.
  The Subsidiary Guarantors hereby agree, as among themselves, that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Subsidiary Guarantor of any Guaranteed Obligations, each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor's Pro Rata Portion (as defined below and determined, for this purpose, without reference to the properties, Indebtedness and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Subsidiary Guarantor to any Excess Funding Guarantor under this Section 9.08 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Article IX and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

                  For purposes of this Section 9.08, (i) "Excess Funding Guarantor" means, in respect of any Guaranteed Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro Rata Portion of such
Guaranteed Obligations, (ii) "Excess Payment" means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Portion of such Guaranteed Obligations and (iii) "Pro Rata Portion" means, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Subsidiary Guarantor (excluding any shares of stock of any other Subsidiary Guarantor) exceeds the amount of all the Indebtedness and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder and any obligations of any other Subsidiary Guarantor that have been Guaranteed by such Subsidiary Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of the Company and all of the Subsidiary Guarantors exceeds the amount of all the Indebtedness and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Company and the Subsidiary Guarantors hereunder) of the Company and all of the Subsidiary Guarantors, all as of the Closing Date. If any Subsidiary becomes a Subsidiary Guarantor hereunder subsequent to the Closing Date, then for purposes of this
Section 9.08 such subsequent Subsidiary Guarantor shall be deemed to have been a Subsidiary Guarantor as of the Closing Date and the aggregate present fair saleable value of the properties, and the amount of the Indebtedness and liabilities, of such Subsidiary Guarantor as of the Closing Date shall be deemed to be equal to such value and amount on the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder.

Section 9.09.     General Limitation on Guarantee Obligations.
  In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 9.01 would otherwise, taking into account the provisions of Section 9.08, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said
Section 9.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Lender, any Issuing Bank, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.


ARTICLE X
                                  MISCELLANEOUS
Section 10.01.    Amendments, Consents, Etc.

                  (a) No amendment or waiver of any provision of this Agreement, the Notes or the other Loan Documents, nor any consent to any departure by any Obligor from any provision of this Agreement, the Notes or the other Loan Documents, shall in any event be effective unless the same shall be in writing and signed by the Company and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that:

                  (i) no amendment, waiver or consent shall, unless in writing and signed by the Required Lenders and each Lender that would be adversely affected by such amendment, waiver or consent:

                           (1)  waive any of the conditions specified in
                  Section 3.01;

                           (2) change the  percentage of the  Commitments  or of
                  the aggregate unpaid principal amount of the Advances, or the number or percentage of Lenders, that shall be required for the Lenders or any of them to take any action hereunder;

                           (3)  amend this Section 10.01;

                           (4) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder;

                           (5) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder or amend Section 2.03 or 2.05; or

                           (6) release all or substantially all of the Guarantors from their respective obligations under Article IX or release all or substantially all of the Collateral (unless in each case such release is permitted under Section 8.06(c) or 10.01(b) or otherwise permitted pursuant to the terms of the Loan Documents);

                           (7) increase the Commitment of such Lender or subject such Lender to any additional obligations; or

                           (8) change the order of application of any prepayment
                  set forth in Section 2.05 in any manner that materially affects such Lender; and

                  (ii) no amendment, waiver or consent shall, unless in writing and (x) signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement, any Note or any other Loan Document, and (y) signed by each Issuing Bank in addition to the Lenders required to take such action, amend Section 2.07, 2.13 or 3.02, increase the Letter of Credit Sublimit or otherwise affect the rights or obligations of such Issuing Bank under this Agreement.

                  (b) Except as otherwise provided herein in the Security Documents, the Administrative Agent shall not consent to release any Collateral or terminate any Lien under any Security Document unless such release or termination shall be consented to in writing by the Required Lenders; provided that:

                  (1) the consent of all Lenders shall be required to release all or substantially all of the Collateral, except upon the termination of the Liens created by each of the Security Documents in accordance with the terms thereof; and

                  (2) no such consent shall be required to release any Lien covering property that is the subject of an Asset Sale permitted hereunder and, upon such a permitted Asset Sale, such property shall be deemed to be transferred free and clear of the Lien of the Security Documents without any action on the part of any party (and the Administrative Agent is hereby authorized to execute such releases and other documents, and to take such other action, as the Company may reasonably request to give effect thereto).

Section 10.02.    Notices, Etc.
  All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed, telecopied or delivered:

                  (a) if to any of the Obligors, care of Allied Industries, Inc., 15880 N. Greenway-Hayden Loop, Suite 100, Scottsdale, AZ 85260,
         Attention: G. Thomas Rochford, Jr., telephone number (602) 627-2729; telecopier number (602) 627-2707;

                  (b) if to any Initial Lender, at the Domestic Lending Office specified in its Administrative Questionnaire;

                  (c) if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender;

                  (d) if to Citibank, as Issuing Bank, at its address at 2 Penns Way, Suite 200, New Castle, Delaware, 19720, Attention: John Williams (or his successor), telephone number (302) 894-6013, telecopier number
         (302) 894-6120;

                  (e) if to any other Issuing Bank, to its address referred to in paragraph (b) or (c) above;

                  (f) if to the Administrative Agent, at its address at 2 Penns Way, Suite 200, New Castle, Delaware, 19720, Attention: John Williams (or his successor), telephone number (302) 894-6013, telecopier number
         (302) 894-6120;

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed or telecopied, be effective when deposited in the mails or transmitted by telecopier, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III, VII or VIII shall not be effective until received by the Administrative Agent.

Section 10.03.    No Waiver; Remedies.
  No failure on the part of any Lender, any Issuing Bank or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  Each Obligor irrevocably waives, to the fullest extent permitted by applicable law, any claim that any action or proceeding commenced by the Administrative Agent, any Issuing Bank or any Lender relating in any way to this Agreement should be dismissed or stayed by reason, or pending the resolution, of any action or proceeding commenced by any Obligor relating in any way to this Agreement whether or not commenced earlier. To the fullest extent permitted by applicable law, the Obligors shall take all measures necessary for any such action or proceeding commenced by the Administrative Agent, any Issuing Bank or any Lender to proceed to judgment prior to the entry of judgment in any such action or proceeding commenced by any Obligor.

Section 10.04.    Costs, Expenses and Indemnification.

                  (a) The Company agrees to pay on demand (i) all costs and expenses of the Administrative Agent, the Issuing Banks and the Lenders in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents including, without limitation,
(A) all due diligence, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, insurance, consultant, search, filing and recording fees and expenses, ongoing audit expenses and all other reasonable out-of-pocket expenses incurred by the Administrative Agent (including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special counsel to CUSA) whether or not any of the transactions contemplated by this Agreement are consummated, (B) the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto, with respect to advising the Administrative Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents, and (C) with respect to negotiations with any Obligor or with other creditors of any Obligor or any of its Subsidiaries arising out of any Default or Event of Default or any events or circumstances that may reasonably be expected to give rise to a Default or Event of Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto) and (ii) all costs and expenses of the Administrative Agent, the Issuing Banks and the Lenders in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the fees and expenses of counsel for the Administrative Agent, each Issuing Bank and each Lender with respect thereto).

                  (b) The Company agrees to indemnify and hold harmless each Indemnified Party from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with the Credit Agreement Transactions or the actual or alleged presence of Hazardous Materials on any property owned by an Obligor or any Environmental Claim relating in any way to any Obligor or any of its Subsidiaries, in each case whether or not such investigation, litigation or proceeding is brought by any Obligor, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the Credit Agreement Transactions or the other transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

                  (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Company to or for the account of a relevant Lender other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.03, 2.05, 2.08(b)(i) or 2.09(d) or as the result of acceleration of the maturity of the Notes pursuant to Section 7.01 or for any other reason, the Company shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

                  (d) If any Obligor fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, reasonable fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Obligor by the Administrative Agent or any Lender, in its sole discretion.

Section 10.05.    Right of Setoff.
  Upon (a) the occurrence and during the continuance of any Event of Default and
(b) the making of the  request  or the  granting  of the  consent  specified  by
Section 7.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 7.01, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender to or for the credit or the account of the Company against any and all of the Obligations of the Company now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the Company after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) that such Lender may have.

Section 10.06.    Governing Law; Submission to Jurisdiction.
  This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. Each Obligor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Obligor irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Section 10.07.    Assignments and Participations.

                  (a) Each Lender may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes held by it); provided that:

                  (i) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an affiliate of a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitments of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser of (x) such Lender's Commitments hereunder and (y) $10,000,000 or an integral multiple of $1,000,000 in excess thereof (except as otherwise agreed by the Company and the Administrative Agent);

                  (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an Affiliate of a Lender, each such assignment (so long as no Event of Default shall have occurred and be continuing) shall be made only upon the prior written approval of the Company, the Administrative Agent and, with respect to Revolving Credit Commitments only, the Issuing Banks, such approval not to be unreasonably withheld;

                  (iii) each such assignment shall be to an Eligible Assignee;

                  (iv) each such assignment by a Lender of its Advances, Commitment or Note under either Facility shall be made in such manner so that the same portion of its Advances, Commitment and Note under such Facility is assigned to the respective assignee; and

                  (v) to the extent the consent of the Company and the Administrative Agent was not required pursuant to Section 10.07(a)(ii), the Company and the Administrative Agent shall have received notice of such assignment, and

                  (vi) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,000.

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Obligor or the performance or observance by the Obligors of any of their respective obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.05 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, any Issuing Bank, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender; and
(viii) such assignee has provided the Company and the Administrative Agent with the forms and documents with respect to such assignee referred to in Section 2.11(e).

                  (c) The Administrative Agent, acting for this purpose as an agent of the Company, shall maintain at its address referred to in Section 10.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Advances owing under each Facility to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Company, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. No assignment shall be effective until it is recorded in the Register pursuant to this Section 10.07(c). The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit F hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Company. Within five Business Days after its receipt of such notice, the Company, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such assignee in an amount equal to the portion of the Facilities assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a portion of such Facilities, a new Note or Notes to the order of the assigning Lender in an amount equal to the portion so retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 and A-2, as the case may be.

                  (e) Each Lender may sell participations in or to all or a portion of its rights and/or obligations under this Agreement (including, without limitation, all or a portion of its Commitments or the Advances owing to it and the Note or Notes held by it); provided that (i) such Lender's obligations under this Agreement (including, without limitation, its
Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Obligors, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Obligor therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release all or substantially all of the Guarantors from their respective obligations under Article IX or release all or substantially all of the Collateral (unless in each case such release is permitted pursuant to the terms of the Loan Documents).

                  (f) Citibank, as Issuing Bank, may (subject to the prior written consent of the Company, such consent not to be unreasonably withheld) assign all or any portion of its rights and obligations under this Agreement to one or more successor Issuing Banks that is a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $1,000,000,000 and, upon the acceptance of such assignment, the successor Issuing Bank shall succeed to such portion of such rights and obligations and such assigning Issuing Bank shall be discharged from its duties and obligations under this Agreement to such extent.

                  (g) Each Issuing Bank and any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Company furnished to such Lender by or on behalf of the Company; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree in writing to preserve the confidentiality of any Confidential Information received by it from the Issuing Banks or the Lenders.

                  (h) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

                  (i) Anything in this Section 10.07 to the contrary notwithstanding, each Lender shall be permitted to pledge all or any part of its right, title and interest in, to and under the Advances and Notes held by it to any trustee for the benefit of the holders of such Lender's securities.

                  (j) Anything in this Section 10.07 to the contrary notwithstanding, neither Allied nor any of its Subsidiaries or Affiliates may acquire (whether by assignment, participation or otherwise), and neither any Lender nor any Issuing Bank shall assign or participate to Allied or any of its Subsidiaries or Affiliates, any interest in any Commitment, Advance or other amount owing hereunder without the prior consent of each Lender.

Section 10.08.    Execution in Counterparts.
  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10.09.    No Liability of the Issuing Banks.
  The Company assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. No Issuing Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit issued by such Issuing Bank or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by such Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit issued by it, including failure of any documents to bear any reference or adequate reference to such Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit issued by such Issuing Bank, except that the Company shall have a claim against such Issuing Bank, and such Issuing Bank shall be liable to the Company, to the extent of any direct, but not consequential, damages suffered by the Company that the Company proves were caused by (i) such Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit issued by it comply with the terms of such Letter of Credit or (ii) such Issuing Bank's willful failure to make lawful payment under a Letter of Credit issued by it after the presentation to it of a draft and certificates strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, each Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

Section 10.10.    Confidentiality.
  Neither the Administrative Agent, any Issuing Bank nor any Lender shall disclose any Confidential Information to any Person without the prior consent of the Company, other than (a) to the Administrative Agent's, such Issuing Bank's or such Lender's Affiliates and their officers, partners, directors, employees, agents and advisors (including independent auditors and counsel) and to actual or prospective assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process and
(c) as requested or required by any state, Federal or foreign authority or examiner regulating or having authority over Lenders or the Lenders' respective activities.

Section 10.11.    WAIVER OF JURY TRIAL.
  EACH OF THE OBLIGORS, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE ISSUING BANKS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES, THE LETTERS OF CREDIT OR THE ACTIONS OF THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY ISSUING BANK IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

Section 10.12.    Survival.
  The obligations of the Company under Sections 2.09, 2.11, 2.13(d) and 10.04, the obligations of each Guarantor under Section 9.03, the obligations of the Lenders under Section 8.05 and the obligations of the Lenders, the Issuing Banks and the Administrative Agent under Section 10.10, shall survive the repayment of the Advances and the termination of the Commitments. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit (whether by means of an Advance or a Letter of Credit), herein or pursuant hereto shall survive the making of such representation and warranty, and no Lender or Issuing Bank shall be deemed to have waived, by reason of making any extension of credit hereunder (whether by means of an Advance or a Letter of Credit), any Default or Event of Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Lender, Issuing Bank or the Administrative Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made.

Section 10.13.    Captions.
  The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

Section 10.14.    Successors and Assigns.
  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided that no Obligor may assign any of its rights or obligations hereunder or under the other Loan Documents without the prior consent of all of the Lenders, the Issuing Banks and the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       ALLIED WASTE NORTH AMERICA, INC.



                                       By  /s/ G. Thomas Rochford, Jr.
                                           -------------------------------
                                               G. Thomas Rochford, Jr.
                                            Title:  Treasurer


                                       ALLIED WASTE INDUSTRIES, INC.



                                       By  /s/ G. Thomas Rochford, Jr.
                                           -------------------------------
                                               G. Thomas Rochford, Jr.
                                            Title:  Treasurer


                                       EACH PERSON LISTED ON
                                         SCHEDULE I, as Subsidiary Guarantors



                                       By  /s/ G. Thomas Rochford, Jr.
                                           -------------------------------
                                               G. Thomas Rochford, Jr.
                                            Title:  Treasurer


                                       THE ADMINISTRATIVE AGENT

                                       CITICORP USA, INC.



                                       By  /s/ Judith Fishlow Minter
                                           -------------------------------
                                               Judith Fishlow Minter
                                            Title:  Attorney-In-Fact


                                  ISSUING BANK

                                 CITIBANK, N.A.



                                      By  /s/ Judith Fishlow Minter
                                          --------------------------
                                              Judith Fishlow Minter
                                           Title:  Attorney-In-Fact

                                       THE
                                     LENDERS


                                    CITICORP USA INC., as a Lender and an
                                    Administrative Agent


                                    By  /s/ Judith Fishlow Minter
                                        ----------------------------
                                             Judith Fishlow Minter
                                          Title:  Attorney-In-Fact








                                    CREDIT SUISSE FIRST BOSTON, as a Lender
                                    and a Co-Syndication Agent


                                    By  /s/ Kristin Lepri
                                        ------------------------
                                            Kristin Lepri
                                          Title:  Associate



                                    By /s/ Joel Glodowski
                                       -------------------------
                                           Joel Glodowski
                                        Title:  Managing Director








                                   GOLDMAN SACHS CREDIT PARTNERS, L.P., as a
                                   Lender and a Co-Syndication Agent


                                   By  /s/ Stephen B. King
                                       --------------------------
                                           Stephen B. King
                                         Title:  Authorized Signatory

                                   BANK OF AMERICA, as a Lender and a Senior
                                   Managing Agent


                                   By  /s/ Robert P. Rospierski
                                       ----------------------------
                                           Robert P. Rospierski
                                         Title:  Managing Director








                                   BANK ONE, ARIZONA, N.A., as a Lender and a
                                   Senior Managing Agent


                                     By  /s/ Gene L. Coffman
                                         --------------------------
                                             Gene L. Coffman
                                           Title:  Vice President








                                     BANKBOSTON, N.A., as a Lender and a Senior
                                     Managing Agent


                                     By  /s/ Arthur J. Oberheim
                                        -----------------------------
                                             Arthur J. Oberheim
                                           Title:  Vice President

                                     BANKERS TRUST COMPANY, as a Lender and a Senior Managing Agent


                                     By  /s/ G. Andrew Keith
                                         ------------------------------
                                             G. Andrew Keith
                                           Title:  Vice President








                                     THE BANK OF NOVA SCOTIA, as a Lender and a
                                     Senior Managing Agent


                                     By  /s/ John A. Quick
                                         ------------------------------
                                             John A. Quick
                                           Title:  Senior Relationship
                                                      Manager








                                     WACHOVIA BANK, N.A., as a Lender and a
                                     Senior Managing Agent


                                     By  /s/ Michael Sims
                                         ---------------------------
                                             Michael Sims
                                          Title: Vice President

                                     FLEET BANK, N.A., as a Lender and a
                                     Managing Agent


                                     By  /s/ Christopher J. Mayrose
                                         -----------------------------
                                             Christopher J. Mayrose
                                           Title:  Vice President








                                     THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS
                                     ANGELES AGENCY, as a Lender and a Managing
                                     Agent


                                     By  /s/ Vicente L. Timiraos
                                         -----------------------------
                                             Vicente L. Timiraos
                                           Title:  SVP & SDGM








                                     LONG-TERM
                                     CREDIT
                                     BANK   OF
                                     JAPAN,
                                     LTD., LOS
                                     ANGELES
                                     AGENCY,
                                     as      a
                                     Lender
                                     and     a
                                     Managing
                                     Agent


                                     By  /s/ Koh Takemoto
                                         ----------------------------
                                             Koh Takemoto
                                           Title:  General Manager

                                      PARIBAS, as a Lender and a Managing Agent


                                      By  /s/ Chuck Irwin
                                          --------------------------
                                              Chuck Irwin
                                            Title:  Vice President



                                      By  /s/ Larry Robinson
                                          ---------------------------
                                              Larry Robinson
                                            Title:  Vice President








                                      TORONTO DOMINION (TEXAS), INC., as a
                                      Lender and a Managing Agent


                                      By  /s/ Warren Finlay
                                          ---------------------------
                                              Warren Finlay
                                            Title:  President








                                      WELLS FARGO BANK, N.A., as a Lender and a
                                      Managing Agent


                                      By  /s/ Michael Real
                                          ---------------------------------
                                              Michael Real
                                            Title:  Assistant Vice President



                                      By  /s/ Margot N. Solding
                                          ---------------------------------
                                              Margot N. Solding
                                            Title:  Senior Vice President

                                      ABN-AMRO, as a Lender and a Managing Agent


                                      By  /s/ Eric R. Hollinsworth
                                          ---------------------------------
                                              Eric R. Hollinsworth
                                            Title:  Assistant Vice President


                                      By  /s/ Michael A. Tribolet
                                          --------------------------------
                                              Michael A. Tribolet
                                            Title:  Senior Vice President




                                      CIBC INC., as a Lender and a Co- Agent


                                      By  /s/ Cyd Petre
                                          ----------------------------
                                              Cyd Petre
                                            Title:  Executive Director








                                   DRESDNER BANK AG, NEW YORK AND GRAND
                                   CAYMAN BRANCHES, as a Lender and a Co-
                                   Agent


                                   By  /s/ Christopher E. Sarisky
                                       ---------------------------------
                                           Christopher E. Sarisky
                                         Title:  Assistant Vice President



                                   By  /s/ Beverly F. Cason
                                       ----------------------------
                                           Beverly F. Cason
                                         Title:  Vice President

                                    THE FUJI BANK, LIMITED,
                                    LOS ANGELES AGENCY, as a Lender and a
                                    Co-Agent


                                    By  /s/ Masahito Fukuda
                                        -------------------------------
                                             Masahito Fukuda
                                          Title:  Joint General Manager








                                    UNION BANK OF CALIFORNIA, N.A., as a
                                    Lender and a Co-Agent


                                    By  /s/ A. Pasha Moghaddam
                                        -----------------------------
                                             A. Pasha Moghaddam
                                          Title:  Vice President








                                    THE SUMITOMO TRUST & BANKING CO., LTD., as a Lender


                                    By  /s/ Akifumi Shiozaki
                                        --------------------------------
                                             Akifumi Shiozaki
                                          Title:  Deputy General Manager

                                    CREDIT LYONNAIS LOS ANGELES BRANCH, as a
                                    Lender


                                    By  /s/ Dianne M. Scott
                                        -----------------------------
                                            Dianne M. Scott
                                          Title:  Vice President and
                                                    Manager








                                    COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                                    EUROPEENNE, as a Lender


                                    By  /s/ Brian O'Leary
                                        --------------------------
                                            Brian O'Leary
                                          Title:  Vice Presdent


                                    By  /s/ Sean Mounier
                                        -------------------------------
                                             Sean Mounier
                                          Title:  First Vice President








                                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as a Lender


                                    By  /s/ B.B. Wuthrich
                                        ------------------------
                                            B.B. Wuthrich
                                          Title:  Vice President

                                    BANQUE NATIONALE DE PARIS, as a Lender


                                    By  /s/ David W. Low
                                        ---------------------------------
                                             David W. Low
                                          Title:  Vice President & Manager



                                    By  /s/ Jeffrey S. Kajisa
                                        ---------------------------------
                                            Jeffrey S. Kajisa
                                          Title:  Assistant Vice President








                                 COMERICA WEST
                                 INCORPORATED, as a Lender


                                 By  /s/ Eoin P. Collins
                                     -----------------------------
                                         Eoin P. Collins
                                       Title:  Account Officer








                                 CORESTATES/FIRST UNION, as a Lender


                                 By  /s/ Thomas Harper
                                     -----------------------------
                                         Thomas Harper
                                       Title:  Vice President

                                 GENERAL ELECTRIC CAPITAL CORPORATION, as a
                                 Lender


                                 By  /s/ Janet K. Williams
                                     --------------------------------
                                         Janet K. Williams
                                        Title:  Duly Authorized
                                                Signatory








                                 HIBERNIA NATIONAL BANK, as a Lender


                                 By  /s/ Stephanie M. Freeman
                                     ----------------------------
                                         Stephanie M. Freeman
                                       Title:  Banking Officer








                                 KBC BANK N.V., as a Lender


                                 By  /s/ Tod R. Angus
                                     -------------------------
                                         Tod R. Angus
                                       Title:  Vice President



                                 By  /s/ Robert Shauffer
                                     ---------------------------
                                         Robert Shauffer
                                       Title:  Vice President

                                 MERITA BANK PLC, as a Lender


                                 By  /s/ Frank Maffei
                                     ---------------------------
                                         Frank Maffei
                                       Title:  Vice President



                                 By  /s/ Paul Brooks
                                     --------------------------
                                         Paul Brooks
                                       Title:  Vice President








                                 THE MITSUBISHI TRUST AND
                                 BANKING CORPORATION,
                                 LOS ANGELES AGENCY, as a Lender


                                 By  /s/ Yasushi Satomi
                                     ------------------------------
                                         Yasushi Satomi
                                       Title:  Senior Vice President








                                 THE SANWA BANK, LIMITED, as a Lender


                                 By  /s/ Steven Yamada
                                     ----------------------------
                                         Steven Yamada
                                       Title:  Vice President

                                 THE SUMITOMO BANK,
                                 LIMITED, as a Lender


                                 By  /s/ Goro Hirai
                                     -----------------------------
                                         Goro Hirai
                                       Title:  Joint General Manager








                                 THE TOYO TRUST & BANKING CO., LTD., LOS
                                 ANGELES AGENCY, as a Lender


                                 By  /s/ Reijiro Hemmi
                                     --------------------------
                                          Reijiro Hemmi
                                       Title:  General Manager